UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2018—October 31, 2019

Item 1: Reports to Shareholders

Annual Report | October 31, 2019 Vanguard International Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•   Vanguard International Value Fund returned 8.48% for the 12 months ended October 31, 2019. It lagged its benchmark, the MSCI AC World Index ex USA, which returned 11.27%.

•   Using multiple managers, the fund seeks long-term capital appreciation through broadly diversified exposure to the major equity markets outside of the United States.

•   Of the fund’s 11 sectors, only information technology, health care, and materials helped relative performance. Holdings in consumer discretionary, financials, energy, and communication services were the biggest laggards.

•   Fund holdings in emerging markets and the Middle East outperformed relative to the benchmark, but positions in Europe and the Pacific detracted.

•   The fund’s average annual return of 4.83% for the ten years ended October 31, 2019, surpassed the 4.50% average annual return of its Spliced International Index benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard International Value Fund returned 8.48%. Your fund is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 7 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 21, 2019.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,

Managing Director

Developed international equities gained more than 11% during the period, and emerging markets stocks rose almost 12%. Investor uncertainty about global growth and trade weighed on sentiment, and central banks responded by loosening monetary policy. Governments in surplus were urged to implement fiscal stimulus, which sustained strong equity returns.

Trade tensions contributed to a slower economy. Global growth has declined 1.2 percentage points since President Donald Trump first ordered tariffs on steel and aluminum in early 2018. Germany, an export powerhouse, reported slightly negative GDP growth in the second quarter as manufacturing indexes deteriorated. China—the world’s second-largest economy and source of almost 20% of global growth—reported GDP growth of 6.2%, a 27-year low.

Although global manufacturing was weak, the global consumer was more resilient. The majority of consumer data was still relatively positive, and this helped drive modestly positive global growth.

Stock selection in the materials sector helped drive relative returns. Shin-Etsu Chemical, a Japanese chemical company, reported strong first-quarter results and quarter-over-quarter operating profit growth in all segments. Stock selection in the United Kingdom also contributed; global insurance broker Aon outperformed as cost reductions drove margins higher.

In contrast, stock selection in the consumer discretionary sector hurt relative returns. Japanese retailer Ryohin Keikaku, operator of Muji brand stores, underperformed on rising costs and some missteps in recruitment, which should correct itself through natural attrition. In the energy sector, shares of Canadian integrated oil sands and refinery company Suncor Energy lagged.

3

The global economy’s deceleration, in our view, is part of its progression through the late stages of the cycle. Ultimately, our outlook is mostly unchanged from previous periods. As the world’s central banks ease monetary policy and expectations of regional earnings remain similar, investors may focus on relatively cheap companies that can more reliably deliver earnings and cash flows.

In this environment, stock selection will be a main driver of returns. We believe high-quality, more defensive companies, with fortunes less geared to the economic cycle and inexpensive valuations, will lead for the foreseeable future.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Investment Partner,

Director and CEO

Asset markets staged a significant recovery over the period as weaker economic indicators softened the resolve of central banks. The reversal of normalizing the cost of money lay behind the markets’ moves, again inflating some valuations beyond what we believe is sustainable.

We see real issues caused by the sustained use of unconventional monetary policy to promote economic growth. Valuations in both private equity and private debt look highly vulnerable and can potentially undermine public equity and debt markets. We therefore continue to be cautious in our outlook.

Our portion of the portfolio retains a defensive orientation, with significant exposures to health care and communication services. During the fiscal year, health care stocks helped results. AstraZeneca in particular appreciated after good news about its drug pipeline. Roche and a new position in Astellas Pharma also added significantly.

Communication services holdings contributed, too. We increased our position in Vodafone when it fell sharply after a dividend cut before subsequently rebounding. Both Galaxy Entertainment and Lenovo boosted performance, but a backdrop of significant price movements emphasized the need for patience and a long-term view.

The reversal on interest rates had a negative impact on our financial holdings. A number of banks, most notably Commerzbank, fell because of reduced expectations on net interest income.

In information technology, Panasonic was weak as concerns over its relationship with Tesla mounted. But we regard its underlying business as well-positioned, and we are comfortable with the holding. Nokia, on the other hand, reduced future expectations and noted a shift toward lower-priced equipment in the 5G rollout. Although its current results are reasonable, this caused us to reevaluate the position.

4

Against this backdrop, the portfolio remains exposed to stocks with valuations less reliant on strong growth and balance sheets that are more robust or cash-flow rich.

Our caution has increased, and we are focused on researching potential holdings that could become attractive when market liquidity diminishes. In the meantime, we believe the portfolio has the correct mixture of defensive positions and those with economic exposure counterbalanced by very low valuations.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and

Chief Investment Officer

Steven Morrow, CFA, Director of Research

Favorable market factors drove strong international equity performance for the fiscal year ended October 31. Key drivers included welcome signs of bottoming global growth and progress in U.S.-China trade negotiations.

Our portion of the portfolio’s results and changes reflect unwavering commitment to our valuation approach. Our goal is to own undervalued stocks that are unpopular because of temporary stress but likely to recover in the long term on the strength of underlying franchises.

Our information technology holdings were a powerful example of this approach and the largest contributor to results. Stress on the sector early on enabled us to double our exposure to undervalued companies. These included leading semiconductor and semiconductor-manufacturing equipment providers that suffered from a cycle downturn, Apple supply chain weakness, and otherwise soft demand.

Our research suggested a deep short-term cycle downturn would set the stage for strong longer-term recovery as demand drivers took effect. By the end of the fiscal year, changing expectations and the bottoming of demand signaled eventual semiconductor recovery. Along with positive company developments, this drove technology’s strong performance.

Japan offers significant geographic valuation opportunity, and it represented our largest single country weighting. We added to our exposure at the start of the period, when Japanese equities became further depressed by trade tensions, technology sector weakness, and global macroeconomic uncertainty.

Our environmental, social, and governance (ESG) research suggested that these market concerns overshadowed impressive progress made by Japanese companies in corporate governance and balance sheet management. Over time, the market began rewarding Japan’s ESG improvements through unprecedented buyback programs, strong board governance,

5

restructuring measures, and prudent capital allocation. This contributed to results and future opportunities.

As value investing in general remains out of favor, many of our value-style equities are undervalued. This has provided many compelling regional and sector opportunities. We believe continued discipline and patience will generate strong future returns.

6

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	40	4,076

The advisor uses a research-driven, bottom-up, relative-value approach in selecting stocks. The goal is to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity.

Edinburgh Partners Limited	34	3,528

The advisor employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on industries and companies is central to this investment process.

ARGA Investment Management, LP	24	2,532

The advisor believes that investors overreact to short-term developments in companies, leading to opportunities to generate gains as the businesses recover. Its valuation-focused process uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on the company’s long-term earnings power and dividend-paying capability.

Cash Investments	2	224	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,010.48	$1.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

9

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	8.48%	2.91%	4.83%	$16,026
Spliced International Index	11.27	3.82	4.50	15,528

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

See Financial Highlights for dividend and capital gains information.

10

International Value Fund

Sector Diversification

As of October 31, 2019

Communication Services	9.3%
Consumer Discretionary	9.5
Consumer Staples	5.8
Energy	7.1
Financials	21.9
Health Care	13.0
Industrials	10.9
Information Technology	14.6
Materials	3.6
Real Estate	1.7
Utilities	2.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

International Value Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (93.6%)[1]
Australia (0.4%)
BHP Group Ltd.	1,827,914	44,807

Belgium (0.3%)
Anheuser-Busch InBev SA/NV	412,825	33,323

Brazil (1.2%)
BB Seguridade Participacoes SA	5,490,500	46,506
IRB Brasil Resseguros S/A	3,656,700	34,456
Cia de Saneamento Basico do Estado de Sao Paulo	1,988,900	27,087
Cogna Educacao	5,288,900	12,753
		120,802
Canada (2.2%)
Suncor Energy Inc.	2,524,300	75,052
Canadian Natural Resources Ltd.	2,054,300	51,798
Canadian National Railway Co. (Toronto Shares)	431,600	38,602
National Bank of Canada	695,800	35,934
Nutrien Ltd.	537,600	25,719
		227,105
China (4.4%)
Ping An Insurance Group Co. of China Ltd.	8,517,000	98,301
China Mobile Ltd.	10,597,500	86,123
Tencent Holdings Ltd.	2,087,000	84,655
Lenovo Group Ltd.	91,488,000	63,780
Shanghai Fosun Pharmaceutical Group Co. Ltd.	18,335,500	51,750
ENN Energy Holdings Ltd.	3,904,300	44,542
* 58.com Inc. ADR	563,415	29,754
		458,905
Denmark (1.3%)
Carlsberg A/S Class B	351,121	49,446
Pandora A/S	805,516	39,636
* Genmab A/S	131,109	28,647
Vestas Wind Systems A/S	255,300	20,799
		138,528
Finland (1.1%)
Sampo Oyj Class A	1,608,318	65,909
Nokia Oyj	14,016,858	51,457
		117,366
France (11.4%)
Sanofi	2,589,897	238,758
Safran SA	743,834	117,817
Orange SA	6,635,477	106,796
Credit Agricole SA	8,047,344	105,006
STMicroelectronics NV	3,826,172	86,841
TOTAL SA	1,592,465	84,192
Atos SE	1,061,395	82,372
Vivendi SA	2,867,587	79,856
BNP Paribas SA	1,484,274	77,569
Engie SA	4,267,063	71,452
Publicis Groupe SA	1,049,698	45,178
^ Vinci SA	386,943	43,414
* Ubisoft Entertainment SA	381,004	22,517
Natixis SA	3,560,935	16,360
		1,178,128
Germany (5.9%)
SAP SE	1,030,828	136,588
Fresenius Medical Care AG & Co. KGaA	1,655,733	119,512
Volkswagen AG Preference Shares	473,152	89,950

12

International Value Fund

			Market
			Value•
		Shares	($000)
	E.ON SE	8,097,730	81,662
	Bayer AG	1,004,421	77,920
	Commerzbank AG	10,692,541	63,982
	Beiersdorf AG	339,700	40,190
			609,804
Hong Kong (2.9%)
	CK Hutchison Holdings Ltd.	15,222,192	140,548
	Galaxy Entertainment Group Ltd.	10,278,000	70,770
	Swire Pacific Ltd. Class A	7,221,350	68,836
*,2	ESR Cayman Ltd.	7,601,400	16,297
			296,451
India (1.0%)
	ICICI Bank Ltd. ADR	5,512,512	71,828
*	State Bank of India	6,950,636	30,568
			102,396
Indonesia (0.4%)
	Telekomunikasi Indonesia Persero Tbk PT ADR	1,277,768	36,902

Ireland (0.4%)
*	Ryanair Holdings plc ADR	585,914	43,733

Italy (1.2%)
	Eni SPA	5,778,704	87,670
	CNH Industrial NV	2,206,722	24,026
	UniCredit SPA	1,135,386	14,405
			126,101
Japan (16.1%)
	Sony Corp.	2,339,900	142,428
	Sumitomo Mitsui Financial Group Inc.	3,862,100	137,117
	Tokyo Electron Ltd.	525,100	106,385
	Murata Manufacturing Co. Ltd.	1,874,300	102,052
	Hitachi Ltd.	2,669,600	99,636
	Panasonic Corp.	11,760,200	98,837
	East Japan Railway Co.	998,900	90,681
	Astellas Pharma Inc.	4,871,400	83,606
	Sumitomo Mitsui Trust Holdings Inc.	2,118,800	77,221
	Japan Tobacco Inc.	3,172,800	71,714
	Kao Corp.	845,900	68,009
	Daiwa House Industry Co. Ltd.	1,952,800	67,225
	Sumitomo Electric Industries Ltd.	4,439,000	60,875
	Shin-Etsu Chemical Co. Ltd.	515,400	57,468
	Komatsu Ltd.	2,218,300	51,941
	Ryohin Keikaku Co. Ltd.	2,090,000	46,528
	Fujitsu Ltd.	476,429	42,226
	Suzuki Motor Corp.	859,600	40,585
	Ulvac Inc.	903,909	39,546
	ITOCHU Corp.	1,882,800	39,365
	Makita Corp.	1,102,500	37,078
	Teijin Ltd.	1,227,300	24,593
^	ZOZO Inc.	1,021,400	23,791
	Rohm Co. Ltd.	201,100	15,933
	Daiwa Securities Group Inc.	3,414,000	15,345
	Sumitomo Chemical Co. Ltd.	2,747,800	12,570
	Kirin Holdings Co. Ltd.	287,400	6,097
	Sumitomo Realty & Development Co. Ltd.	163,777	5,945
	Nintendo Co. Ltd.	1,300	477
			1,665,274
Mexico (0.3%)
	Grupo Financiero Banorte SAB de CV	6,585,700	35,947

Netherlands (2.6%)
	ING Groep NV	6,952,978	78,733
	Wolters Kluwer NV	876,437	64,553
	NXP Semiconductors NV	488,675	55,553
	Koninklijke DSM NV	339,537	40,299
2	ABN AMRO Bank NV	1,753,207	32,680
			271,818
Norway (1.2%)
	Telenor ASA	2,998,709	56,123
	Equinor ASA	2,186,747	40,598
	Mowi ASA	1,207,800	29,485
			126,206
Other (0.4%)
3	Vanguard FTSE All-World ex-US ETF	718,406	37,084

Russia (0.5%)
	Gazprom PJSC ADR	6,302,910	50,529

Singapore (2.3%)
	DBS Group Holdings Ltd.	7,855,400	149,731
	Singapore Telecommunications Ltd.	35,267,900	85,403
			235,134

13

International Value Fund

		Market
		Value•
	Shares	($000)
South Africa (0.5%)
Sanlam Ltd.	5,791,532	30,480
Mr Price Group Ltd.	1,575,589	16,660
		47,140
South Korea (4.2%)
Samsung Electronics Co. Ltd.	4,794,811	207,231
Samsung SDI Co. Ltd.	390,650	76,234
POSCO	226,992	41,187
Hana Financial Group Inc.	984,207	28,495
LG Chem Ltd.	87,451	23,073
KB Financial Group Inc.	605,341	21,792
Shinhan Financial Group Co. Ltd.	561,096	20,444
E-MART Inc.	132,695	12,693
		431,149
Spain (1.8%)
Telefonica SA	10,944,704	84,048
Banco Bilbao Vizcaya Argentaria SA	13,786,991	72,615
Red Electrica Corp. SA	1,496,078	30,068
		186,731
Sweden (1.5%)
Assa Abloy AB Class B	2,816,980	66,899
Nordea Bank Abp	6,640,894	48,607
Nordea Bank Abp (Finland Shares)	5,704,472	41,750
		157,256
Switzerland (7.0%)
Novartis AG	2,591,889	226,467
Roche Holding AG	419,124	126,138
Credit Suisse Group AG	6,226,274	77,068
LafargeHolcim Ltd.	1,492,952	77,064
Adecco Group AG	1,288,237	76,581
ABB Ltd.	2,596,688	54,530
Lonza Group AG	120,847	43,557
Cie Financiere Richemont SA	373,057	29,315
* Alcon Inc.	267,587	15,825
		726,545
Taiwan (1.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,728,168	89,225
Taiwan Semiconductor Manufacturing Co. Ltd.	6,213,404	60,890
Silicon Motion Technology Corp. ADR	371,881	15,638
		165,753
Thailand (0.9%)
^ Bangkok Bank PCL	13,166,800	75,853
Kasikornbank PCL (Foreign)	4,682,900	21,625
		97,478
United Kingdom (14.3%)
Royal Dutch Shell plc Class A (Amsterdam Shares)	5,973,285	173,509
Tesco plc	53,896,407	164,522
Vodafone Group plc	77,777,680	158,723
AstraZeneca plc	1,300,558	126,827
Kingfisher plc	35,412,787	94,999
BP plc	14,362,003	91,075
Prudential plc	5,154,060	90,025
Unilever plc	1,447,732	86,689
RELX plc	3,516,490	84,661
Barclays plc	37,214,250	80,721
HSBC Holdings plc	6,896,039	52,100
Standard Life Aberdeen plc	12,861,867	50,569
Compass Group plc	1,684,271	44,842
Ferguson plc	464,653	39,678
Lloyds Banking Group plc	45,017,214	33,115
Aviva plc	4,804,265	25,895
ITV plc	14,022,431	24,326
Royal Dutch Shell plc Class A	827,596	23,991
Direct Line Insurance Group plc	5,486,918	19,346
Babcock International Group plc	2,143,115	15,392
		1,481,005
United States (4.3%)
Medtronic plc	1,105,185	120,354
* Capri Holdings Ltd.	3,470,498	107,828
Aon plc	551,455	106,519
Accenture plc Class A	432,190	80,137
RenaissanceRe Holdings Ltd.	180,525	33,791
		448,629
Total Common Stocks
(Cost $9,160,805)		9,698,029

14

International Value Fund

			Market
			Value•
			($000)
Temporary Cash Investments (5.8%)[1]
Money Market Fund (5.7%)
4,5	Vanguard Market Liquidity Fund, 1.984%	5,880,298	588,088

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill, 1.954%, 11/7/19	2,300	2,300
	United States Treasury Bill, 1.946%, 11/29/19	2,600	2,597
6	United States Treasury Bill, 1.997%, 12/26/19	3,300	3,292
6	United States Treasury Bill, 1.872%, 2/20/20	3,200	3,185
			11,374
Total Temporary Cash Investments
(Cost $599,420)			599,462
Total Investments (99.4%)
(Cost $9,760,225)			10,297,491
Other Assets and Liabilities (0.6%)
Other Assets			261,218
Liabilities[5]			(198,388)
			62,830
Net Assets (100%)
Applicable to 282,871,936 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			10,360,321
Net Asset Value Per Share			$36.63

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,672,319
Affiliated Issuers	625,172
Total Investments in Securities	10,297,491
Investment in Vanguard	474
Receivables for Investment Securities Sold	177,246
Receivables for Accrued Income	42,818
Receivables for Capital Shares Issued	5,618
Variation Margin Receivable—Futures Contracts	208
Unrealized Appreciation—Forward Currency Contracts	2,454
Other Assets	32,400
Total Assets	10,558,709
Liabilities
Payables for Investment Securities Purchased	47,340
Collateral for Securities on Loan	82,370
Payables to Investment Advisor	3,858
Payables for Capital Shares Redeemed	37,971
Payables to Vanguard	8,920
Variation Margin Payable—Futures Contracts	388
Unrealized Depreciation—Forward Currency Contracts	994
Other Liabilities	16,547
Total Liabilities	198,388
Net Assets	10,360,321

15

International Value Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	9,693,329
Total Distributable Earnings (Loss)	666,992
Net Assets	10,360,321

•    See Note A in Notes to Financial Statements.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $79,044,000.

*     Non-income-producing security.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.7% and 3.7%, respectively, of net assets.

2   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $48,977,000, representing 0.5% of net assets.

3   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5   Collateral of $82,370,000 was received for securities on loan.

6   Securities with a value of $4,881,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

16

International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)

					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2019	2,027		81,590	933
Topix Index	December 2019	397		61,339	1,997
FTSE 100 Index	December 2019	428		40,173	(92)
S&P ASX 200 Index	December 2019	327		37,414	(28)
					2,810

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date		Receive		Deliver	($000)	($000)
Bank of America, N.A.	12/24/19	EUR	61,398	USD	68,061	694	—
Bank of America, N.A.	12/16/19	JPY	5,993,536	USD	55,776	—	(99)
Royal Bank of Canada	12/24/19	EUR	42,213	USD	47,231	40	—
Bank of America, N.A.	12/24/19	GBP	27,412	USD	34,174	1,405	—
Toronto-Dominion Bank	12/24/19	AUD	46,192	USD	31,753	136	—
Royal Bank of Canada	12/16/19	JPY	2,597,504	USD	24,109	21	—
Royal Bank of Canada	12/24/19	GBP	17,391	USD	22,560	12	—
Royal Bank of Canada	12/23/19	AUD	18,000	USD	12,425	2	—
Citibank, N.A.	12/16/19	JPY	1,113,216	USD	10,332	9	—
Bank of America, N.A.	12/23/19	AUD	13,182	USD	9,100	—	—
Goldman Sachs International	12/16/19	JPY	494,760	USD	4,582	14	—
Goldman Sachs International	12/23/19	AUD	4,607	USD	3,135	45	—
Goldman Sachs International	12/24/19	GBP	1,363	USD	1,730	39	—
Goldman Sachs International	12/24/19	EUR	558	USD	618	6	—
Royal Bank of Canada	12/24/19	USD	30,512	EUR	27,351	—	(117)
Bank of America, N.A.	12/24/19	USD	21,690	EUR	19,533	—	(183)
Royal Bank of Canada	12/16/19	USD	13,829	JPY	1,492,550	—	(36)
Royal Bank of Canada	12/16/19	USD	13,362	JPY	1,436,515	17	—
Deutsche Bank AG	12/16/19	USD	9,153	JPY	986,730	—	(13)
Citibank, N.A.	12/23/19	USD	9,049	AUD	13,182	—	(51)
Royal Bank of Canada	12/24/19	USD	8,576	GBP	6,617	—	(12)
Bank of America, N.A.	12/24/19	USD	8,368	AUD	12,169	—	(33)
Royal Bank of Canada	12/23/19	USD	8,123	AUD	11,788	—	(15)
Goldman Sachs International	12/16/19	USD	6,390	JPY	686,710	11	—
Goldman Sachs International	12/24/19	USD	6,385	GBP	5,098	—	(231)
UBS AG	12/24/19	USD	6,142	GBP	4,735	—	(4)

17

International Value Fund

Forward Currency Contracts (continued)

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date		Receive		Deliver	($000)	($000)
Citibank, N.A.	12/24/19	USD	5,318	GBP	4,241	—	(186)
Royal Bank of Canada	12/24/19	USD	2,775	EUR	2,476	3	—
Goldman Sachs International	12/16/19	USD	2,096	JPY	226,450	—	(8)
Bank of America, N.A.	12/23/19	USD	1,136	AUD	1,654	—	(6)
						2,454	(994)

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At October 31, 2019, a counterparty had deposited in a segregated account cash of $750,000 in connection with open forward currency contracts.

After October 31, 2019, the counterparty posted additional collateral of $880,000 in connection with open forward currency contracts as of October 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Value Fund

Statement of Operations

Year Ended
October 31, 2019

($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	328,100
Dividends—Affiliated Issuers	1,100
Interest—Unaffiliated Issuers	290
Interest—Affiliated Issuers	11,998
Securities Lending—Net	2,827
Total Income	344,315
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,144
Performance Adjustment	(674)
The Vanguard Group—Note C
Management and Administrative	18,822
Marketing and Distribution	1,029
Custodian Fees	414
Auditing Fees	46
Shareholders’ Reports	109
Trustees’ Fees and Expenses	12
Total Expenses	35,902
Net Investment Income	308,413
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(139,246)
Investment Securities Sold—Affiliated Issuers	87
Futures Contracts	8,759
Forward Currency Contracts	(9,938)
Foreign Currencies	(2,376)
Realized Net Gain (Loss)	(142,714)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	617,463
Investment Securities—Affiliated Issuers	2,806
Futures Contracts	11,515
Forward Currency Contracts	6,881
Foreign Currencies	1,335
Change in Unrealized Appreciation (Depreciation)	640,000
Net Increase (Decrease) in Net Assets Resulting from Operations	805,699

1   Dividends are net of foreign withholding taxes of $32,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	308,413	248,079
Realized Net Gain (Loss)	(142,714)	301,312
Change in Unrealized Appreciation (Depreciation)	640,000	(1,265,501)
Net Increase (Decrease) in Net Assets Resulting from Operations	805,699	(716,110)
Distributions
Net Investment Income	(248,443)	(189,521)
Realized Capital Gain[1]	(279,298)	—
Total Distributions	(527,741)	(189,521)
Capital Share Transactions
Issued	1,467,177	1,541,114
Issued in Lieu of Cash Distributions	490,069	175,732
Redeemed	(1,399,172)	(1,251,235)
Net Increase (Decrease) from Capital Share Transactions	558,074	465,611
Total Increase (Decrease)	836,032	(440,020)
Net Assets
Beginning of Period	9,524,289	9,964,309
End of Period	10,360,321	9,524,289

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $31,092,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.86	$39.26	$32.30	$33.22	$36.87
Investment Operations
Net Investment Income	1.104 [1]	.950 [1]	.781 [1]	.721	.669
Net Realized and Unrealized Gain (Loss) on Investments	1.669	(3.607)	6.905	(.979)	(3.373)
Total from Investment Operations	2.773	(2.657)	7.686	(.258)	(2.704)
Distributions
Dividends from Net Investment Income	(.943)	(.743)	(.726)	(.662)	(.946)
Distributions from Realized Capital Gains	(1.060)	—	—	—	—
Total Distributions	(2.003)	(.743)	(.726)	(.662)	(.946)
Net Asset Value, End of Period	$36.63	$35.86	$39.26	$32.30	$33.22

Total Return[2]	8.48%	-6.95%	24.33%	-0.67%	-7.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,360	$9,524	$9,964	$7,873	$7,932
Ratio of Total Expenses to Average Net Assets[3]	0.37%	0.38%	0.40%	0.43%	0.46%
Ratio of Net Investment Income to Average Net Assets	3.15%	2.41%	2.21%	2.29%	1.95%
Portfolio Turnover Rate	38%	28%	34%	30%	36%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

22

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

23

International Value Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

24

International Value Fund

B.   The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC and ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $674,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $474,000, representing less than 0.01% of the fund’s net assets and 0.19% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

25

International Value Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,212,200	8,485,829	—
Temporary Cash Investments	588,088	11,374	—
Futures Contracts—Assets[1]	208	—	—
Futures Contracts—Liabilities[1]	(388)	—	—
Forward Currency Contracts—Assets	—	2,454	—
Forward Currency Contracts—Liabilities	—	(994)	—
Total	1,800,108	8,498,663	—

1   Represents variation margin on the last day of the reporting period.

E.   At October 31, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	208	—	208
Unrealized Appreciation—Forward Currency Contracts	—	2,454	2,454
Total Assets	208	2,454	2,662

Variation Margin Payable—Futures Contracts	(388)	—	(388)
Unrealized Depreciation—Forward Currency Contracts	—	(994)	(994)
Total Liabilities	(388)	(994)	(1,382)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	8,759	—	8,759
Forward Currency Contracts	—	(9,938)	(9,938)
Realized Net Gain (Loss) on Derivatives	8,759	(9,938)	(1,179)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	11,515	—	11,515
Forward Currency Contracts	—	6,881	6,881
Change in Unrealized Appreciation (Depreciation) on Derivatives	11,515	6,881	18,396

26

International Value Fund

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss):

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts and forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	276,358
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(135,407)
Net Unrealized Gains (Losses)	533,831

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	9,765,877
Gross Unrealized Appreciation	1,375,092
Gross Unrealized Depreciation	(841,508)
Net Unrealized Appreciation (Depreciation)	533,584

G.   During the year ended October 31, 2019, the fund purchased $3,806,349,000 of investment securities and sold $3,539,847,000 of investment securities, other than temporary cash investments.

27

International Value Fund

H.   Capital shares issued and redeemed were:

	Year Ended October 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	42,273	39,096
Issued in Lieu of Cash Distributions	15,158	4,439
Redeemed	(40,172)	(31,720)
Net Increase (Decrease) in Shares Outstanding	17,259	11,815

I.    Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized						Oct. 31,
	2018		from	Net		Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss	)	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)		($000)	($000)	($000)
Vanguard FTSE All World ex-US ETF	34,290	—	—	—		2,794		1,100	—	37,084
Vanguard Market Liquidity Fund	568,331	NA1	NA1	87		12		11,998	—	588,088
Total	602,621			87		2,806		13,098	—	625,172

1   Not applicable—purchases and sales are for temporary cash investment purposes.

J.   Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

29

Special 2019 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $248,206,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $193,187,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $360,512,000 and foreign taxes paid of $24,255,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122019

Annual Report | October 31, 2019 Vanguard Diversified Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	7

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended October 31, 2019, Vanguard Diversified Equity Fund returned 12.82%, behind its benchmark, the MSCI US Broad Market Index.

•   The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the year, despite stretches of volatility at the end of 2018 and during the spring of 2019. The market’s 12-month performance was boosted by the Federal Reserve’s accommodative stance and corporate earnings that largely exceeded investor expectations.

•   As a “fund of funds,” the Diversified Equity Fund invests in seven actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum.

•   Results for the underlying funds ranged from about 10% for Vanguard Explorer Fund to more than 15% for Vanguard U.S. Growth Fund.

•   For the ten years ended October 31, 2019, the fund’s average annual return of 13.16% trailed that of its benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended October 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,023.46	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Diversified Equity Fund	12.82%	9.70%	13.16%	$34,417
MSCI US Broad Market Index	13.48	10.34	13.68	36,048

See Financial Highlights for dividend and capital gains information.

5

Diversified Equity Fund

Underlying Vanguard Funds

As of October 31, 2019

Vanguard U.S. Growth Fund Investor Shares	29.8%
Vanguard Growth and Income Fund Investor Shares	20.0
Vanguard Windsor™ II Fund Investor Shares	15.1
Vanguard Windsor Fund Investor Shares	15.1
Vanguard Explorer™ Fund Investor Shares	10.0
Vanguard Capital Value Fund	5.1
Vanguard Mid-Cap Growth Fund	4.9

6

Diversified Equity Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	12,848,736	533,865
Vanguard Growth and Income Fund Investor Shares	7,085,168	357,518
Vanguard Windsor II Fund Investor Shares	7,263,009	270,329
Vanguard Windsor Fund Investor Shares	12,379,687	269,382
Vanguard Explorer Fund Investor Shares	1,759,071	178,827
Vanguard Capital Value Fund	6,611,372	90,708
Vanguard Mid-Cap Growth Fund	3,141,453	87,741
Total Investment Companies (Cost $1,190,081)	1,788,370
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 1.984% (Cost $7)	71	7
Total Investments (100.0%) (Cost $1,190,088)	1,788,377
Other Assets and Liabilities (0.0%)
Other Assets	749
Liabilities	(607)
142
Net Assets (100%)
Applicable to 47,127,983 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,788,519
Net Asset Value Per Share	$37.95

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	1,788,377
Receivables for Capital Shares Issued	749
Total Assets	1,789,126
Liabilities
Payables for Investment Securities Purchased	349
Payables for Capital Shares Redeemed	258
Total Liabilities	607
Net Assets	1,788,519

7

Diversified Equity Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,077,639
Total Distributable Earnings (Loss)	710,880
Net Assets	1,788,519

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2019

($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	22,061
Net Investment Income—Note B	22,061
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	149,529
Affiliated Funds Sold	(12,315)
Realized Net Gain (Loss)	137,214
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	48,896
Net Increase (Decrease) in Net Assets Resulting from Operations	208,171

See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,

	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,061	17,250
Realized Net Gain (Loss)	137,214	81,325
Change in Unrealized Appreciation (Depreciation)	48,896	(16,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	208,171	81,947
Distributions
Net Investment Income	(17,961)	(15,286)
Realized Capital Gain[1]	(78,084)	(69,091)
Total Distributions	(96,045)	(84,377)
Capital Share Transactions
Issued	175,169	467,373
Issued in Lieu of Cash Distributions	90,958	80,017
Redeemed	(298,471)	(275,188)
Net Increase (Decrease) from Capital Share Transactions	(32,344)	272,202
Total Increase (Decrease)	79,782	269,772
Net Assets
Beginning of Period	1,708,737	1,438,965
End of Period	1,788,519	1,708,737

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $19,795,000 and $13,729,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$35.88		$35.57		$30.76	$33.15	$33.18
Investment Operations
Net Investment Income	.455	1.395		1.428	1.397		.394
Capital Gain Distributions Received	3.087	1	1.686	1	1.064	1.860	2.606
Net Realized and Unrealized Gain (Loss) on Investments	.575		.206		5.627	(.836)	(1.453)
Total from Investment Operations	4.117		2.287		7.119	.421	1.547
Distributions
Dividends from Net Investment Income	(.383)		(.358)		(.414)	(.362)	(.342)
Distributions from Realized Capital Gains	(1.664)		(1.619)		(1.895)	(2.449)	(1.235)
Total Distributions	(2.047)		(1.977)		(2.309)	(2.811)	(1.577)
Net Asset Value, End of Period	$37.95		$35.88		$35.57	$30.76	$33.15

Total Return[2]	12.82%		6.55%		24.47%	1.39%	4.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,789		$1,709		$1,439	$1,276	$1,456
Ratio of Total Expenses to Average Net Assets	—		—		—	—	—
Acquired Fund Fees and Expenses	0.35%		0.36%		0.36%	0.36%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.27%		1.07%		1.31%	1.26%	1.16%
Portfolio Turnover Rate	9%		8%		5%	9%	10%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

12

Diversified Equity Fund

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	16,483
Total Distributable Earnings (Loss)	(16,483)

13

Diversified Equity Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,682
Undistributed Long-Term Gains	108,909
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	598,289

As of October 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	1,190,088
Gross Unrealized Appreciation	603,731
Gross Unrealized Depreciation	(5,442)
Net Unrealized Appreciation (Depreciation)	598,289

E.   Capital shares issued and redeemed were:

	Year Ended October 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	4,941	12,393
Issued in Lieu of Cash Distributions	2,961	2,279
Redeemed	(8,400)	(7,499)
Net Increase (Decrease) in Shares Outstanding	(498)	7,173

14

Diversified Equity Fund

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA2	—	—	2	—	7
Vanguard Capital Value Fund	85,721	4,183	6,871	(351)	8,026	2,000	—	90,708
Vanguard Explorer Fund	169,410	20,640	12,607	(959)	2,343	475	14,750	178,827
Vanguard Growth and Income Fund	341,967	27,477	29,387	(1,578)	19,039	5,487	17,896	357,518
Vanguard Mid-Cap Growth Fund	84,689	11,852	9,971	(1,066)	2,237	300	9,554	87,741
Vanguard Morgan™ Growth Fund[3]	256,583	52,580	16,020	(1,285)	(103,491)	1,850	49,554	—
Vanguard U.S. Growth Fund[3]	258,175	25,687	45,783	(3,886)	114,195	841	16,873	533,865
Vanguard Windsor Fund	256,091	33,544	21,472	(1,860)	3,079	5,108	22,316	269,382
Vanguard Windsor II Fund	256,309	30,089	18,207	(1,330)	3,468	5,998	18,586	270,329
Total	1,708,945	206,052	160,318	(12,315)	48,896	22,061	149,529	1,788,377

1   Does not include adjustments related to return of capital.

2   Not applicable—purchases and sales are for temporary cash investment purposes.

3   In April 2019, Vanguard Morgan Growth Fund reorganized with and into Vanguard U.S. Growth Fund through a tax-free reorganization. As a result of the merger, the fund received shares of Vanguard U.S. Growth Fund valued at $267,850,000, which consisted of cost of $188,367,000, and unrealized appreciation of $79,483,000.

G.   Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Diversified Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

16

Special 2019 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $71,007,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $20,095,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 55.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122019

Annual Report | October 31, 2019 Vanguard Emerging Markets Select Stock Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13
Trustees Approve Advisory Arrangement	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

Your Fund’s Performance at a Glance

•                  For the 12 months ended October 31, 2019, Vanguard Emerging Markets Select Stock Fund returned 13.96%. That performance slightly outpaced the 13.66% return of its benchmark index, the FTSE Emerging Index.

•                  Global markets were volatile but made strong gains during the 12-month period, with emerging markets stocks performing best. With the global economy showing signs of slowing, many central banks around the world leaned toward more accommodative monetary policy. That boosted the appeal of riskier assets, including stocks.

•                  China, which accounts for more than one-quarter of the index, performed better than might have been expected given trade tensions with the United States and some softening in manufacturing. Stock selection in China and Taiwan helped relative performance, as did underweighting Malaysia, Chile, and Saudi Arabia, which all turned in negative performances for the index.

•                  Stock selection was positive in seven of the fund’s 11 industry sectors. Information technology, materials, and financial stocks drove relative performance. Detractors included energy, consumer discretionary, and utilities.

Market Barometer

	Average Annual Total Returns Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard Emerging Markets Select Stock Fund returned 13.96%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

These comments were prepared on November 20, 2019.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Richard Sneller,

Head of Emerging Markets Equities

Andrew Stobart

Mike Gush

We focus on companies’ long-term potential and take care not to be drawn into speculation on unpredictable political events that have dominated the headlines recently.

Over time, emerging-market equities tend to perform well when business conditions are improving, investor risk appetite is relatively high, interest rates are declining, and emerging-market currencies are holding up against the U.S. dollar. To varying degrees, these conditions exist today. This makes us optimistic, which is our natural inclination as growth investors.

Returns have been strong over the past year. In our sleeve of the portfolio, good operating results from several companies, such as MercadoLibre, Banco Bradesco, and Ping An, have driven performance. Your portfolio is positioned for strong growth.

We have exposure to many companies that use technology to facilitate innovation, such as Alibaba and Reliance Industries. Over the last decade, such companies have been very successful in raising capital. We now have to consider how close we are to the peak in this trend and whether returns in the sector will rise or fall. Either way, we suspect it is becoming more important to be selective, but we are encouraged by innovation in countries as disparate as China and Brazil.

Exposure to cyclical-growth companies has risen to make up about one-third of our holdings. In the case of resources such as copper and nickel, we continue to be optimistic that companies like Norilsk Nickel in Russia will prosper as demand grows and supply remains relatively constrained.

Stock research is the lifeblood of the team’s approach to investing. Within the broad opportunities that emerging markets provide, we are garnering plenty of good ideas that, over the long term, should provide further profitable investments.

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and

Co-Chief Investment Officer

Emerging-market equities performed well for the 12-month period despite fears about the effects of tariffs and slower growth in China. Our holdings performed relatively well notwithstanding the anti-value climate.

Our sleeve’s performance was driven by Taiwanese and Russian holdings, led by Realtek Semiconductor and Norilsk Nickel. Realtek shares gained after the company beat earnings expectations and provided strong 2019 guidance. We have exited the position on valuation. Nickel producer Norilsk Nickel released strong production numbers, as management cited good weather in the Arctic, where the company has operations. Additionally, palladium prices are at all-time highs and Norilsk, as the dominant producer globally, increased its production. Following its run-up, the stock position has been trimmed.

Positions in South Africa and China detracted most, driven by weakness in holdings such as Sasol and Baidu. Sasol, an energy and chemical company, fell when it announced that the cost of its Lake Charles Chemical Project was coming in above estimates. We have factored the higher costs into our estimates and continue to hold the position. Internet search giant Baidu weakened on softer growth and margin expectations for the year in light of the economic environment, heightened competition, and the company’s increased investments. While the disappointment about growth is real, the company now trades at its lowest-ever multiples to sales and profits, with increased opportunities for shareholder return.

Our largest weightings remain to the financial and information technology sectors, and on a regional basis, we are most exposed to North Asia. In financials, we exited Bank Danamon Indonesia as it appreciated toward fair value. We held a position in Union National Bank, which last spring merged with Abu Dhabi Commercial Bank. We increased our exposure to information technology by purchasing two smaller Taiwanese parts suppliers that succumbed to the weakness of companies in the Apple supply chain: Catcher Technology and Lite-On Technology. In utilities (our largest relative overweight sector), we initiated positions in Brazilian electric utilities CEMIG and Light SA, which we partially paid for by exiting Brazilian water utility Sabesp after its strong run-up.

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,

Managing Director and Co-Head of

Emerging Markets Equities

Timothy D. Jensen,

Managing Director and Co-Head of

Emerging Markets Equities

Emerging markets equities performed well during the 12 months ended October 31, 2019, although performance was volatile. Emerging markets rallied when U.S.-China trade tensions eased, but weakened when tensions escalated. Russia was the best performer among the larger markets on improving corporate governance and the distribution of strong free cash flow to investors. Taiwan was supported by strength in technology and semiconductor companies. China performed slightly better than the index, despite tariff escalations and other economic pressure. Argentina, a tiny index constituent, was the worst performer after its market-friendly president lost in primary elections.

Our sleeve’s relative performance during the period was largely driven by stock selection in China. Stock selection in Taiwan, Indonesia, and South Africa also helped, while stock selection in Mexico and Russia detracted. Our overweight allocation to Russia had a positive effect, along with our underweight exposures to Malaysia, Chile, and Saudi Arabia. Our out-of-benchmark exposure to South Korea and underweight allocation to Taiwan detracted.

By sector, selection in financial, consumer staples, materials, health care, information technology, industrial, communication services, and real estate stocks all drove relative performance. Stock selection in utilities had a negative effect, along with our underweight exposures to consumer discretionary and communication services. Our overweight allocation to consumer staples also detracted.

We have an optimistic view of the market and will be even more bullish when trade negotiations are concluded. Although we believe the U.S. and China will reach a trade deal, the process has been slow. It now appears that the two sides will pursue phased compromises rather than a single agreement.

On a positive note, although emerging markets have fallen when the trade conflict has escalated, the declines have diminished in severity. Central banks have continued to ease monetary policies, somewhat mitigating the trade war uncertainty. As in developed economies, interest rates in many emerging markets are approaching or hitting all-time lows, supporting equity valuations despite slower economic growth. Corporate governance is improving in a growing number of emerging-market companies. Finally, valuations are attractive in absolute terms and relative to developed markets.

Wellington Management Company LLP

Portfolio Manager:

Mary Pryshlak, CFA,

Senior Managing Director and Director,

Global Industry Research

Emerging-market equities rose in U.S. dollar terms, as measured by the FTSE Emerging Index, during the 12-month period. Ten of the 11 sectors in the index posted positive returns, led by the information technology, consumer discretionary, and real estate sectors. Materials was the one negative sector.

Positive security selection in communication services, consumer discretionary, and real estate contributed to relative results. Contributing most to relative returns were not owning Baidu, a Chinese internet search and technology company, and owning Longfor Group Holdings, a Chinese real estate development company, and Cia de Saneamento do Paraná Sanepar, a Brazilian water and waste management company.

Our decision not to own Baidu was the top contributor to relative results as the company’s stock declined roughly 46% during the period. The company reported losses for the first time since going public. The losses were driven by rising operating costs and slowing advertising sales that have been affected by the weakening Chinese economy.

Longfor shares rose after a series of positive earnings releases. Notably, the company reported a substantial increase in net profit for 2018 compared with the prior year, driven by stronger-than-expected sales.

Cia de Saneamento do Paraná Sanepar, a water and waste management company owned by Paraná state, was also a top contributor for the period. It delivered solid top- and bottom-line growth and showed impressive control of operating expenses. Brazilian utilities have performed well, as several key states (Minas Gerais, Sao Paulo, and Paraná) have newly elected governors who appear to be pro-market and open to privatization of state-owned utility entities.

Negative stock selection in materials and energy dampened results. Our underweight to Taiwan Semiconductor, which manufactures and designs integrated circuits and other semiconductor devices, detracted from relative results. Shares of the company, a supplier to China-based Huawei Technologies, rose after President Trump delayed trade restrictions against Huawei. The news boosted the outlook for Taiwan Semiconductor and eased one of the biggest headwinds facing the semiconductor industry.

Tenaris, a global manufacturer and supplier of tubular goods used to build oil and gas wells, detracted from relative results. Shares fell in November 2018 on news that the chief executive officer and majority shareholder, Paolo Rocca, had been indicted by Argentine prosecutors in a graft scandal. (He was later cleared of the charges.) More recently, shares fell after Tenaris reported second-quarter earnings that missed on consensus EBITDA (earnings before interest, tax, depreciation, and amortization) estimates and provided a softer third-quarter outlook.

YPF, an Argentine energy company engaged in oil and gas exploration, detracted from relative results. Shares of the company declined over the period, as Argentine stocks fell broadly in mid-August after pro-business President Mauricio Macri suffered a setback in the primary election, creating uncertainty about political policy.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	24	170

Believes that companies that can sustainably grow their business and increase earnings faster than market average will perform best. Stock selection is driven by bottom-up, fundamental analysis, focusing on a company’s potential over a meaningful time period, typically three to five years and beyond.

Pzena Investment Management, LLC	24	169

Uses a deep-value approach that focuses on the most undervalued companies based on price-to-normalized earnings. The firm believes that this value philosophy works well globally and is especially effective in emerging markets because of generally wider valuation spreads.

Oaktree Capital Management, L.P.	24	168

Seeks securities that have been undervalued by investors. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections.

Wellington Management Company LLP	24	166

Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.

Cash Investments	4	29	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$983.81	$4.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.67	4.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.90%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/27/2011)	Investment
Emerging Markets Select Stock Fund	13.96%	3.47%	2.47%	$12,261
FTSE Emerging Index	13.66	3.02	1.99	11,789
MSCI All Country World Index ex USA	11.84	4.31	4.39	14,315

“Since Inception” performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Emerging Markets Select Stock Fund

Sector Diversification

As of October 31, 2019

Communication Services	7.7%
Consumer Discretionary	11.4
Consumer Staples	5.0
Energy	12.1
Financials	28.1
Health Care	1.5
Industrials	3.3
Information Technology	15.0
Materials	9.2
Real Estate	1.7
Utilities	5.0

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (94.6%)[1]
Argentina (0.5%)
	YPF SA ADR	367,404	3,439
	Banco Macro SA ADR	12,604	288
			3,727
Austria (0.2%)
*	OMV AG ADR	26,861	1,568

Brazil (8.1%)
	Petroleo Brasileiro SA Preference Shares	473,133	7,139
	Petroleo Brasileiro SA	426,380	6,924
	Itau Unibanco Holding SA ADR	641,119	5,789
*	Vale SA Class B ADR	448,870	5,270
	Light SA	791,714	3,928
	Banco Bradesco SA ADR	407,383	3,569
*	BRF SA ADR	350,262	3,068
	Itau Unibanco Holding SA Preference Shares	316,672	2,861
	Cia Energetica de Minas Gerais Preference Shares	723,000	2,461
	Banco Bradesco SA Preference Shares	223,440	1,959
	Petrobras Distribuidora SA	269,406	1,900
	B3 SA - Brasil Bolsa Balcao	134,700	1,625
	Lojas Renner SA	114,183	1,445
	Cia de Saneamento do Parana	60,606	1,378
	Ultrapar Participacoes SA	268,600	1,264
	Localiza Rent a Car SA	115,077	1,239
	Magazine Luiza SA	104,360	1,162
	Suzano SA	98,439	801
	Braskem SA Preference Shares	108,000	746
	Cogna Educacao	298,900	721
	Neoenergia SA	126,419	661
	Gerdau SA Preference Shares	147,500	494
	Raia Drogasil SA	6,950	191
			56,595
Canada (0.2%)
	Lundin Mining Corp.	210,700	1,064
*,^	Valeura Energy Inc.	264,800	177
			1,241
China (29.5%)
	Tencent Holdings Ltd.	717,353	29,098
	Ping An Insurance Group Co. of China Ltd.	1,666,514	19,235
*	Alibaba Group Holding Ltd. ADR	101,843	17,993
	China Construction Bank Corp.	16,111,312	12,910
	CNOOC Ltd.	5,893,270	8,771
	China Merchants Bank Co. Ltd.	1,615,367	7,704
	Industrial & Commercial Bank of China Ltd.	9,668,172	6,926
	Lenovo Group Ltd	7,326,000	5,107
	Dongfeng Motor Group Co. Ltd.	4,862,000	4,877
	China Resources Power Holdings Co. Ltd.	3,682,000	4,627
	China Oilfield Services Ltd.	3,323,130	4,627
	China Shenhua Energy Co. Ltd.	1,837,269	3,731
	China Agri-Industries Holdings Ltd.	11,021,000	3,631
	CNOOC Ltd. ADR	23,980	3,562
	Huadian Power International Corp. Ltd.	8,466,000	3,172
	China Longyuan Power Group Corp. Ltd.	5,840,957	3,155
*	Baidu Inc. ADR	29,804	3,036
	China International Travel Service Corp. Ltd. Class A (XSSC)	234,944	3,014

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Shimao Property Holdings Ltd.	865,113	2,898
	Geely Automobile Holdings Ltd.	1,467,000	2,776
	China Mobile Ltd.	289,500	2,353
	Anhui Conch Cement Co. Ltd.	380,000	2,271
2	Longfor Group Holdings Ltd.	524,824	2,178
	PetroChina Co. Ltd.	4,392,000	2,142
2	China Tower Corp. Ltd.	9,288,416	2,044
	Guangzhou R&F Properties Co. Ltd.	1,300,800	2,016
	Brilliance China Automotive Holdings Ltd.	1,807,351	1,993
	Ping An Bank Co. Ltd. Class A (XSEC)	859,583	1,985
2	WuXi AppTec Co. Ltd.	150,716	1,817
	China Vanke Co. Ltd.	439,400	1,602
*	Meituan Dianping Class B	133,394	1,591
	Hangzhou Tigermed Consulting Co. Ltd. Class A	146,474	1,421
	China Dongxiang Group Co. Ltd.	12,254,000	1,375
*	Grand Baoxin Auto Group Ltd.	6,831,000	1,370
	ENN Energy Holdings Ltd.	118,905	1,357
*	Zai Lab Ltd. ADR	39,617	1,339
	Sunny Optical Technology Group Co. Ltd.	82,341	1,324
*	BeiGene Ltd. ADR	9,386	1,298
	Shenzhou International Group Holdings Ltd.	91,000	1,257
	Ping An Bank Co. Ltd. Class A (XSHE)	522,891	1,207
	China Railway Group Ltd.	1,902,000	1,146
*	Ctrip.com International Ltd. ADR	34,007	1,122
	Jiangsu Hengrui Medicine Co. Ltd. Class A	84,300	1,088
*	TAL Education Group ADR	24,734	1,059
	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (XSEC)	229,500	1,052
	Haier Electronics Group Co. Ltd.	352,000	1,005
	China Overseas Land & Investment Ltd.	315,076	994
	China Pacific Insurance Group Co. Ltd.	270,700	982
*	HUYA Inc. ADR	42,900	954
	China Gas Holdings Ltd.	216,147	921
	Baoshan Iron & Steel Co. Ltd. Class A	1,073,091	884
	Wuliangye Yibin Co. Ltd. Class A (XSEC)	44,000	824
	Suofeiya Home Collection Co. Ltd. Class A (XSEC)	328,596	809
2	Ganfeng Lithium Co. Ltd.	435,189	790
	Midea Group Co. Ltd. Class A	100,099	789
	Wuliangye Yibin Co. Ltd. Class A (XSHE)	41,700	781
*	Kingsoft Corp. Ltd.	338,000	778
*	Tencent Music Entertainment Group ADR	52,801	731
	Sinopec Shanghai Petrochemical Co. Ltd.	2,567,941	709
*,§,2	Tianhe Chemicals Group Ltd.	4,142,000	618
	Greentown Service Group Co. Ltd.	438,000	497
	Kingboard Holdings Ltd.	168,969	450
	Shengyi Technology Co. Ltd. Class A	125,200	400
	Sinopharm Group Co. Ltd.	108,000	387
	Kingdee International Software Group Co. Ltd.	322,387	353
	SSY Group Ltd.	357,000	298
	Shandong Weigao Group Medical Polymer Co. Ltd.	245,800	282
	China National Accord Medicines Corp. Ltd. Class A	39,300	260
*,2	Innovent Biologics Inc.	82,000	250
	China Traditional Chinese Medicine Holdings Co. Ltd.	534,000	238
	Sinotrans Ltd.	675,000	198
	China International Travel Service Corp. Ltd. Class A (XSHG)	5,300	68
	Dah Chong Hong Holdings Ltd.	53,000	24
	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (XSHE)	5,000	23

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Suofeiya Home Collection Co. Ltd. Class A (XSHE)	7,200	18
			206,572
Czech Republic (0.7%)
	CEZ AS	153,423	3,499
	Komercni banka as	36,325	1,228
			4,727
Greece (0.6%)
*	Alpha Bank AE	1,220,263	2,604
	Hellenic Telecommunications Organization SA	109,556	1,661
			4,265
Hong Kong (2.7%)
	AIA Group Ltd.	347,951	3,465
	Want Want China Holdings Ltd.	3,207,000	2,702
	Pacific Basin Shipping Ltd.	10,479,975	2,426
	Galaxy Entertainment Group Ltd.	345,000	2,376
*,2	Budweiser Brewing Co. APAC Ltd.	482,541	1,764
	China Mengniu Dairy Co. Ltd.	383,458	1,529
	MGM China Holdings Ltd.	571,934	906
	Minth Group Ltd.	232,000	821
*	MMG Ltd.	3,498,500	728
	Singamas Container Holdings Ltd.	5,719,473	642
	Man Wah Holdings Ltd.	928,400	632
	AMVIG Holdings Ltd.	2,172,040	560
	SITC International Holdings Co. Ltd.	363,392	400
	Texwinca Holdings Ltd.	811,000	184
			19,135
Hungary (0.7%)
	OTP Bank Nyrt	107,034	4,936

India (10.4%)
	Reliance Industries Ltd.	646,114	13,317
	ICICI Bank Ltd. ADR	521,348	6,793
	ICICI Bank Ltd.	874,309	5,704
	Housing Development Finance Corp. Ltd.	173,173	5,197
	NTPC Ltd.	1,959,046	3,378
	UltraTech Cement Ltd.	51,211	2,991
	Tata Consultancy Services Ltd.	88,949	2,848
*	Punjab National Bank	3,077,785	2,832
	Maruti Suzuki India Ltd.	24,686	2,630
*	State Bank of India	483,728	2,127
	HDFC Bank Ltd. ADR	34,396	2,101
2	ICICI Prudential Life Insurance Co. Ltd.	274,811	1,976
	Godrej Consumer Products Ltd.	177,377	1,852
	Mahindra & Mahindra Ltd.	207,232	1,770
	NHPC Ltd.	4,359,267	1,443
	Marico Ltd.	265,577	1,370
	Tech Mahindra Ltd.	129,260	1,346
	Asian Paints Ltd.	45,349	1,156
	Indraprastha Gas Ltd.	196,851	1,086
2	ICICI Lombard General Insurance Co. Ltd.	51,711	979
	Bharti Infratel Ltd.	365,641	977
2	HDFC Life Insurance Co. Ltd.	106,051	935
	Power Grid Corp. of India Ltd.	333,125	932
	PVR Ltd.	32,711	819
	IndusInd Bank Ltd.	43,489	804
*	Westlife Development Ltd.	160,476	794
	UPL Ltd.	79,533	668
	Crompton Greaves Consumer Electricals Ltd.	188,194	660
	Edelweiss Financial Services Ltd.	494,586	642
	Ambuja Cements Ltd.	191,393	545
	Ashok Leyland Ltd.	503,628	544
	Oberoi Realty Ltd.	65,678	469
	Glenmark Pharmaceuticals Ltd.	87,948	391
	TAKE Solutions Ltd.	240,567	381
2	InterGlobe Aviation Ltd.	16,050	329
*	Godrej Properties Ltd.	19,235	270
	Tube Investments of India Ltd.	29,864	168
			73,224
Indonesia (2.1%)
	Bank Rakyat Indonesia Persero Tbk PT	20,728,100	6,211
	Bank Mandiri Persero Tbk PT	6,041,063	3,020
	Semen Indonesia Persero Tbk PT	3,099,600	2,796
	Bank Central Asia Tbk PT	649,335	1,453
	Astra International Tbk PT	2,375,760	1,175
			14,655

Emerging Markets Select Stock Fund

Market
Value•
Shares	($000)
Japan (0.2%)
*	Nexon Co. Ltd.	95,134	1,102

Kazakhstan (0.2%)
2	NAC Kazatomprom JSC GDR	79,870	1,073
JSC National Atomic Company Kazatomprom	3,512	47
1,120
Kenya (0.1%)
Equity Group Holdings PLC	2,070,900	933

Luxembourg (0.4%)
Millicom International Cellular SA	34,386	1,568
Tenaris SA ADR	70,756	1,436
3,004
Malaysia (0.7%)
CIMB Group Holdings Bhd.	2,105,000	2,642
Genting Malaysia Bhd.	2,940,200	2,255
4,897
Mexico (1.6%)
Grupo Financiero Banorte SAB de CV	630,714	3,443
Cemex SAB de CV ADR	662,217	2,496
Wal-Mart de Mexico SAB de CV	532,700	1,599
America Movil SAB de CV	1,685,400	1,335
Alpek SAB de CV	773,454	833
Alfa SAB de CV Class A	918,500	796
Orbia Advance Corp. SAB de CV	257,488	556
Grupo Mexico SAB de CV Class B	160,056	422
11,480
Netherlands (0.1%)
*	Prosus NV	12,875	888

Pakistan (0.1%)
United Bank Ltd.	1,047,705	926

Philippines (0.2%)
Universal Robina Corp.	380,458	1,130

Poland (0.1%)
*	KGHM Polska Miedz SA	30,385	666

Portugal (0.2%)
Galp Energia SGPS SA	95,458	1,527

Russia (5.8%)
Sberbank of Russia PJSC ADR	791,691	11,640
MMC Norilsk Nickel PJSC ADR	381,249	10,577
Lukoil PJSC ADR	81,935	7,551
Rosneft Oil Co. PJSC GDR	666,000	4,426
Gazprom PJSC ADR	407,444	3,266
Sberbank of Russia PJSC	422,530	1,549
Magnit PJSC GDR	80,807	920
Inter RAO UES PJSC	12,601,519	849
40,778
Singapore (0.6%)
Wilmar International Ltd.	1,534,100	4,218
*	Ezion Holdings Ltd. Warrants Exp. 04/16/2023	2,242,476	—
4,218
South Africa (4.0%)
FirstRand Ltd.	1,063,938	4,599
MTN Group Ltd.	532,433	3,295
Sasol Ltd.	180,075	3,264
AngloGold Ashanti Ltd. ADR	141,157	3,117
Reunert Ltd.	607,574	2,873
Foschini Group Ltd.	211,334	2,437
Naspers Ltd.	12,875	1,822
Old Mutual Ltd.	1,296,072	1,704
Shoprite Holdings Ltd.	185,550	1,663
Nedbank Group Ltd.	65,720	997
Gold Fields Ltd.	139,561	867
*	PPC Ltd.	2,784,175	710
*	Nampak Ltd.	1,140,013	607
27,955
South Korea (6.8%)
Samsung Electronics Co. Ltd.	242,391	10,476
SK Hynix Inc.	71,060	4,997
POSCO	26,991	4,897
DB Insurance Co. Ltd.	90,730	3,934
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	31,970	3,341
Hyundai Motor Co.	29,511	3,091
Hana Financial Group Inc.	99,288	2,874
LG Chem Ltd.	10,509	2,773
Shinhan Financial Group Co. Ltd.	66,550	2,425
Samsung Electronics Co. Ltd. Preference Shares	62,099	2,186
*	Samsung Heavy Industries Co. Ltd.	273,425	1,698

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	KB Financial Group Inc.	46,380	1,670
	NAVER Corp.	6,234	879
	Doosan Bobcat Inc.	31,650	853
	Orion Corp.	8,849	804
	Samsung Fire & Marine Insurance Co. Ltd.	3,646	678
*	Hugel Inc.	838	262
			47,838
Taiwan (9.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,850,352	18,133
	MediaTek Inc.	735,032	9,816
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	177,704	9,175
	Hon Hai Precision Industry Co. Ltd.	1,622,685	4,286
	Lite-On Technology Corp.	2,430,000	4,004
	Catcher Technology Co. Ltd.	430,000	3,645
	Compal Electronics Inc.	5,121,000	3,057
	E.Sun Financial Holding Co. Ltd.	1,452,031	1,312
	Realtek Semiconductor Corp.	155,000	1,150
	Largan Precision Co. Ltd.	7,382	1,083
	King Yuan Electronics Co. Ltd.	848,000	1,062
	ITEQ Corp.	208,000	1,054
	Chroma ATE Inc.	208,174	1,035
	Far Eastern New Century Corp.	1,049,653	1,021
	Formosa Plastics Corp.	228,000	732
	Uni-President Enterprises Corp.	292,000	721
	Novatek Microelectronics Corp.	106,915	685
	Eclat Textile Co. Ltd.	46,000	617
	LandMark Optoelectronics Corp.	63,464	534
	Walsin Technology Corp.	67,987	407
	Airtac International Group	12,738	173
	Globalwafers Co. Ltd.	12,612	150
			63,852
Thailand (2.5%)
	Siam Commercial Bank PCL	1,588,600	5,888
	Charoen Pokphand Foods PCL (Foreign)	3,601,500	3,013
	Kasikornbank PCL	604,200	2,780
	Bangkok Bank PCL	415,900	2,396
	Thai Oil PCL (Foreign)	885,100	2,008
*	Precious Shipping PCL	1,798,684	503
	Land & Houses PCL	1,437,900	462
	PTT Global Chemical PCL	143,600	242
	PTT PCL (Foreign)	115,500	173
			17,465
Turkey (1.0%)
*	Akbank T.A.S.	2,428,837	2,935
	Ford Otomotiv Sanayi AS	244,066	2,752
*	Turkiye Garanti Bankasi AS	573,731	922
	KOC Holding AS	103,336	339
			6,948
United Arab Emirates (0.4%)
	Abu Dhabi Commercial Bank PJSC	1,358,906	2,883

United Kingdom (2.0%)
	Standard Chartered plc	525,613	4,769
	Antofagasta plc	308,432	3,474
*	Premier Oil plc	1,745,488	1,876
	Anglo American plc	48,196	1,240
	Coca-Cola HBC AG	32,544	991
*	Bank of Cyprus Holdings plc	430,987	617
	Ferrexpo plc	189,169	310
	Hikma Pharmaceuticals plc	8,888	232
	NMC Health plc	5,378	152
			13,661
United States (2.8%)
3	Vanguard FTSE Emerging Markets ETF	93,241	3,902
*	Flex Ltd.	321,783	3,781
*	Azul SA ADR	62,033	2,418
	Cognizant Technology Solutions Corp. Class A	37,641	2,294
	Genpact Ltd.	51,966	2,035
*	MercadoLibre Inc.	3,244	1,692
	Credicorp Ltd.	5,685	1,217
*	Afya Ltd. Class A	41,186	1,112
*	Yandex NV Class A	33,176	1,108
			19,559
Total Common Stocks
(Cost $615,266)			663,475
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.9%)
4,5	Vanguard Market Liquidity Fund, 1.984%	341,770	34,181

Emerging Markets Select Stock Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
6	United States Treasury Bill, 1.997%, 12/26/19	1,500	1,496
Total Temporary Cash Investments
(Cost $35,672)			35,677
Total Investments (99.7%)
(Cost $650,938)			699,152
Other Assets and Liabilities (0.3%)
Other Assets			7,131
Liabilities[5]			(4,720)
			2,411
Net Assets (100%)
Applicable to 32,082,094 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			701,563
Net Asset Value Per Share			$21.87

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	661,069
Affiliated Issuers	38,083
Total Investments in Securities	699,152
Investments in Vanguard	33
Receivables for Investment Securities Sold	2,704
Receivables for Capital Shares Issued	685
Receivables for Accrued Income	1,163
Other Assets	2,546
Total Assets	706,283
Liabilities
Payables for Investment Securities Purchased	1,854
Collateral for Securities on Loan	200
Payables to Investment Advisor	981
Payables for Capital Shares Redeemed	1,055
Payables to Vanguard	294
Variation Margin Payable—Futures Contracts	207
Other Liabilities	129
Total Liabilities	4,720
Net Assets	701,563

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	641,065
Total Distributable Earnings (Loss)	60,498
Net Assets	701,563

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers.

The total value of securities on loan is $134,000.

§ Security value determined using significant unobservable inputs.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.2%, respectively, of net assets.

2   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $14,753,000, representing 2.1% of net assets.

3   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5   Collateral of $200,000 was received for securities on loan.

6   Securities with a value of $1,496,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Emerging Markets Select Stock Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)

Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
MSCI Emerging Market Index	December 2019	524		27,285	600

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2019

($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	19,915
Dividends—Affiliated Issuers	132
Interest—Unaffiliated Issuers	45
Interest—Affiliated Issuers	811
Securities Lending—Net	44
Total Income	20,947
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,402
Performance Adjustment	459
The Vanguard Group—Note C
Management and Administrative	1,945
Marketing and Distribution	90
Custodian Fees	190
Auditing Fees	39
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	6,135
Expenses Paid Indirectly	(13)
Net Expenses	6,122
Net Investment Income	14,825
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	700
Investment Securities Sold—Affiliated Issuers	(207)
Futures Contracts	177
Foreign Currencies	(318)
Realized Net Gain (Loss)	352
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold—Unaffiliated Issuers[2]	61,799
Investment Securities Sold—Affiliated Issuers	734
Futures Contracts	1,915
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	64,448
Net Increase (Decrease) in Net Assets Resulting from Operations	79,625

1   Dividends are net of foreign withholding taxes of $126,000.

2   The change in unrealized appreciation (depreciation) is net of deferred foreign capital gain taxes of $129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,

	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,825	12,688
Realized Net Gain (Loss)	352	13,827
Change in Unrealized Appreciation (Depreciation)	64,448	(105,255)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,625	(78,740)
Distributions
Net Investment Income	(14,035)	(10,297)
Realized Capital Gain	—	—
Total Distributions	(14,035)	(10,297)
Capital Share Transactions
Issued	240,400	303,890
Issued in Lieu of Cash Distributions	12,484	9,303
Redeemed	(181,231)	(305,679)
Net Increase (Decrease) from Capital Share Transactions	71,653	7,514
Total Increase (Decrease)	137,243	(81,523)
Net Assets
Beginning of Period	564,320	645,843
End of Period	701,563	564,320

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.68		$22.56	$18.27	$16.48	$20.13
Investment Operations
Net Investment Income	.474	1,2	.414	1.413	1.234	.290
Net Realized and Unrealized Gain (Loss) on Investments	2.208		(2.943)	4.129	1.840	(3.685)
Total from Investment Operations	2.682		(2.529)	4.542	2.074	(3.395)
Distributions
Dividends from Net Investment Income	(.492)		(.351)	(.252)	(.284)	(.255)
Distributions from Realized Capital Gains	—		—	—	—	—
Total Distributions	(.492)		(.351)	(.252)	(.284)	(.255)
Net Asset Value, End of Period	$21.87		$19.68	$22.56	$18.27	$16.48

Total Return[3]	13.96%		-11.39%	25.28%	12.95%	-16.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$702		$564	$646	$339	$259
Ratio of Total Expenses to Average Net Assets[4]	0.93%		0.94%	0.92%	0.90%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.25%[2]		1.85%	2.04%	1.57%	1.59%
Portfolio Turnover Rate	46%		76%	44%	46%	49%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $.071 and 0.34%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.05%, (0.01%), (0.03%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2019, the fund had a concentration of its investments in securities issued in China, and the performance of such investments may be impacted by the country’s social, political, and economic conditions.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

Emerging Markets Select Stock Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of

Emerging Markets Select Stock Fund

the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The investment advisory firms Baillie Gifford Overseas Ltd., Pzena Investment Management, LLC, Oaktree Capital Management, L.P., and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Pzena Investment Management, LLC, Oaktree Capital Management, L.P., and Wellington Management Company LLP are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning August 1, 2019, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the FTSE Emerging Index since July 31, 2018.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before an increase of $459,000 (0.07%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Emerging Markets Select Stock Fund

D.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of 0.00% of average net assets).

E.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—North and South America	92,602	—	—
Common Stocks—Other	66,452	503,803	618
Temporary Cash Investments	34,181	1,496	—
Futures Contracts—Liabilities[1]	(207)	—	—
Total	193,028	505,299	618

1 Represents variation margin on the last day of the reporting period.

F.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Emerging Markets Select Stock Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	13,644
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(760)
Net Unrealized Gains (Losses)	47,785

*The fund used capital loss carryforwards of $2,126,000 to offset taxable capital gains realized during the year ended October 31, 2019.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	651,239
Gross Unrealized Appreciation	109,415
Gross Unrealized Depreciation	(61,502)
Net Unrealized Appreciation (Depreciation)	47,913

G.   During the year ended October 31, 2019, the fund purchased $349,515,000 of investment securities and sold $285,341,000 of investment securities, other than temporary cash investments.

H.   Capital shares issued and redeemed were:

	Year Ended October 31,
	2019 Shares (000)	2018 Shares (000)
Issued	11,415	13,294
Issued in Lieu of Cash Distributions	646	417
Redeemed	(8,654)	(13,666)
Net Increase (Decrease) in Shares Outstanding	3,407	45

Emerging Markets Select Stock Fund

I.    Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized					Oct. 31,
	2018		from	Net	Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)		($000)	($000)	($000)
Vanguard Market Liquidity Fund	26,414	NA1	NA1	3	2		811	—	34,181
Vanguard FTSE Emerging Markets ETF	6,247	13,861	16,728	(210)	732		132	—	3,902
Total	32,661			(207)	734		943	—	38,083

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J.   Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,820,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $21,762,000 and foreign taxes paid of $1,893,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

Trustees Approve Advisory Arrangement

In September 2019, the parent company of Oaktree Capital Management, L.P. (“Oaktree”), was involved in a transaction with Brookfield Asset Management, Inc. (“Brookfield”), as a result of which Brookfield has acquired an indirect 62% economic interest in Oaktree. One of the closing conditions of the transaction was that the fund and Oaktree enter into a new advisory agreement.1 Accordingly, the board of trustees approved a new advisory agreement with Oaktree to allow for an uninterrupted advisory relationship between Oaktree and the fund. The new agreement is materially the same as the former agreement with Oaktree except for the date.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund by Oaktree and took into account the organizational depth and stability of the advisor. The board considered that Oaktree, founded in 1995, is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. The portfolio managers each have over 20 years of investment experience and are supported by an analyst team focused only on emerging markets equity investing. The team’s fundamental research focuses on companies with strong cash flow generation and attractive returns on capital, seeking to purchase these companies at favorable valuations. The team emphasizes developing in-depth industry knowledge by traveling extensively to meet with company management. Oaktree has advised a portion of the fund since the fund’s inception in 2011.

The board concluded that Oaktree’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund and Oaktree since the fund’s inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Oaktree in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

1   The transaction did not result in a change in control of Oaktree and, therefore, approval of a new advisory agreement was not required under the Investment Company Act of 1940.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Oaktree. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Oaktree increase.

The board will consider whether to renew the advisory arrangement again after no more than a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac

Mortimer J. Buckley	James M. Norris

Gregory Davis	Thomas M. Rampulla

John James	Karin A. Risi

Martha G. King	Anne E. Robinson

John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q7520 122019

Annual Report | October 31, 2019 Vanguard Alternative Strategies Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Consolidated Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Alternative Strategies Fund returned 10.30% for the 12 months ended October 31, 2019. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 6.40%.

•     The fund seeks to generate returns using a combination of several alternative strategies that collectively are expected to have low correlation with traditional capital markets. These strategies are long/short equity, event-driven, fixed income relative value, currencies, equity index futures, and commodity-linked investments.

•     Long/short equity was the biggest driver of performance; the fund benefited from exposure to low-volatility, high-yielding names. Fixed income relative value also generated solid results. The currencies strategy was the only one to produce negative returns. The diversification resulting from the fund’s variety of exposures helped reduce overall volatility substantially compared with the broad U.S. stock market.

•     The fund regularly uses derivatives to hedge portfolio risks. Its holdings of forward currency contracts and equity index and bond futures contracts boosted performance.

•     Shortly after the period ended, the fund’s benchmark changed to the FTSE 3-Month Treasury Bill Index. The fund also changed its risk methodology and lowered the Investor Shares initial minimum investment to $50,000 from $250,000.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisor’s Report

For the 12 months ended October 31, 2019, Vanguard Alternative Strategies Fund returned 10.30%. The fund out-performed its benchmark, which was the FTSE 3-month U.S. T-Bill Index + 4% through the end of the period.

Note that the fund’s benchmark changed after the reporting period ended, to the FTSE 3-month U.S. T-Bill Index. The new benchmark is expected to give investors a clearer expectation of how the fund will behave.

The Alternative Strategies Fund’s risk methodology also changed. We still expect to produce a portfolio with lower volatility than the broader U.S. stock market, but we now target a fixed range of volatility. This fixed range of volatility may change from time to time. We will consider risk levels of the individual strategies, composition of the portfolio, and market conditions when determining the fixed volatility range.

Investment objective and strategy

The fund seeks positive returns that have low correlations with stock and bond returns by using a combination of six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets.

In addition, the fund can use limited amounts of leverage as it seeks to match the expected risk profile for each strategy. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

The strategies the fund currently employs are:

•     Long/short equity. This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

•     Event-driven. This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/acquisition deal closure) will affect the stock price of a U.S. or foreign company.

•     Fixed income relative value. This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (easily traded) and less sensitive to growth

3

and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

•     Currencies. The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

•     Commodity-linked investments. This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

•     Equity index futures. The fund uses long and short positions in global equity index futures to capture excess return opportunities. The strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling equity index futures with poor characteristics.

Investment environment

Stocks posted strong returns for the 12 months ended October 31, 2019, despite uncertainty over U.S.-China trade, tensions with Iran, uncertainty over Brexit, and recession jitters spurred by an inversion of the yield curve.

U.S. stocks returned 14.33%, as measured by the Standard & Poor’s 500 Index. Large-capitalization stocks beat small-caps, and growth stocks outpaced value. Non-U.S. stocks once again lagged their U.S. counterparts. The FTSE Global All Cap ex US Index, which tracks non-U.S. stocks of all sizes in both developed and emerging markets, returned 11.18%. Outside the United States, emerging markets outpaced developed markets.

Facing dimmer growth prospects, below-target inflation, and a deteriorating global economic outlook, a number of major central banks shifted to a more accommodative monetary policy.

The U.S. Federal Reserve, after hiking interest rates four times in 2018, cut them in August, September, and the end of October. The federal funds rate target ended the period at 1.5%–1.75%. U.S. GDP growth slowed, as did the U.S. labor market, but both remained in positive territory. In September, the European Central Bank announced plans to push its deposit rate further below zero and start a new round of open-ended asset purchases in November.

With investors expecting weaker growth, tame inflation, and ongoing central bank support, global bond yields fell and prices rose. The overall U.S. market for taxable, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. The Bloomberg Barclays Global Aggregate Bond Index returned 9.54%.

4

In commodities markets, precious metals advanced, with silver leading the pack. Industrial metals broadly declined in line with slowing global growth; nickel was a notable exception here, because of a looming shortage. Continued growth in U.S. stockpiles and slowing demand pushed down oil and natural gas. Grains, especially soybeans, advanced, as did livestock.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance while controlling volatility. The correlations of the fund’s daily returns with the equity and bond markets—0.18 and 0.10, respectively—were very low.

Our equity futures, event-driven, long/short, commodity, and fixed income strategies aided performance. Long/short equity was the biggest contributor, as the fund benefited from exposure to low-volatility, high-yielding companies. Fixed income relative value also generated solid results. The currencies strategy was the only one to produce negative returns for the portfolio.

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

November 25, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,028.69	$4.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.07	4.18

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.82%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 11, 2015, Through October 31, 2019

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
		Since	Final Value
	One	Inception	of a $50,000
	Year	(8/11/2015)	Investment
Alternative Strategies Fund	10.30%	4.07%	$59,179
FTSE 3-month U.S. T-Bill Index + 4%	6.40	5.32	62,229

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

8

Alternative Strategies Fund

Sector Diversification

As of October 31, 2019

	Long Portfolio	Short Portfolio
Communication Services	7.8%	5.0%
Consumer Discretionary	10.6	9.9
Consumer Staples	5.1	3.0
Energy	3.2	12.2
Financials	8.5	14.9
Health Care	21.8	29.3
Industrials	18.2	4.7
Information Technology	10.0	18.1
Materials	3.8	1.4
Real Estate	6.1	1.1
Utilities	4.9	0.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Alternative Strategies Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (76.2%)
Communication Services (6.0%)
*	Zayo Group Holdings Inc.	144,800	4,944
	Inmarsat plc	600,000	4,280
	Gannett Co. Inc.	250,000	2,713
	Axel Springer SE	35,000	2,450
*,†	T-Mobile US Inc.	3,947	326
*	Liberty Media Corp-Liberty SiriusXM Class A	7,249	326
†	Cable One Inc.	243	322
	AT&T Inc.	8,267	318
	Verizon Communications Inc.	5,065	306
†	News Corp. Class B	21,560	304
*,†	Alphabet Inc. Class A	241	303
	Comcast Corp. Class A	6,684	300
	Omnicom Group Inc.	3,776	292
	Walt Disney Co.	2,143	278
	Fox Corp. Class B	7,911	247
			17,709
Consumer Discretionary (8.1%)
*	Caesars Entertainment Corp.	379,000	4,654
1	GrandVision NV	115,476	3,530
*	Transat AT Inc. Class B	220,000	2,567
*	Vitamin Shoppe Inc.	358,968	2,319
	Hudson’s Bay Co.	247,000	1,872
1	Merlin Entertainments plc	280,000	1,650
	Leggett & Platt Inc.	7,440	382
*	O’Reilly Automotive Inc.	782	340
	Pool Corp.	1,613	334
	Dollar General Corp.	2,052	329
†	Home Depot Inc.	1,400	328
	Garmin Ltd.	3,452	324
	NIKE Inc. Class B	3,480	312
	Genuine Parts Co.	3,030	311
*,†	AutoZone Inc.	269	308
	TJX Cos. Inc.	5,336	308
	Hyatt Hotels Corp. Class A	4,076	305
	H&R Block Inc.	12,142	303
	Service Corp. International	6,597	300
†	Wendy’s Co.	13,974	296
	Choice Hotels International Inc.	3,342	296
*	NVR Inc.	81	294
†	McDonald’s Corp.	1,443	284
	Dunkin’ Brands Group Inc.	3,600	283
	Starbucks Corp.	3,300	279
*	Bright Horizons Family Solutions Inc.	1,877	279
	Yum! Brands Inc.	2,655	270
†	Graham Holdings Co. Class B	427	269
	Darden Restaurants Inc.	2,380	267
	Marriott International Inc. Class A	2,022	256
	Columbia Sportswear Co.	2,757	249
			24,098
Consumer Staples (3.9%)
*	Bellamy’s Australia Ltd.	450,000	3,968
	Brown-Forman Corp. Class B	5,227	343
	Lamb Weston Holdings Inc.	4,193	327
	Walmart Inc.	2,767	324
	Costco Wholesale Corp.	1,084	322
	Kellogg Co.	5,056	321
	Archer-Daniels-Midland Co.	7,565	318
	PepsiCo Inc.	2,290	314
	Procter & Gamble Co.	2,494	311
†	Sysco Corp.	3,883	310
	Keurig Dr Pepper Inc.	10,805	304
	Mondelez International Inc. Class A	5,797	304
†	Coca-Cola Co.	5,582	304
	McCormick & Co. Inc.	1,870	301
	Hormel Foods Corp.	7,332	300
†	Seaboard Corp.	71	300
*	US Foods Holding Corp.	7,270	288
	Clorox Co.	1,948	288
	Kimberly-Clark Corp.	2,156	287
	Colgate-Palmolive Co.	4,152	285

10

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Flowers Foods Inc.	12,959	281
	General Mills Inc.	5,467	278
	Hershey Co.	1,887	277
†	Church & Dwight Co. Inc.	3,716	260
	Bunge Ltd.	3,432	185
	Tyson Foods Inc. Class A	2,085	173
	Altria Group Inc.	3,758	168
	Ingredion Inc.	1,165	92
			11,533
Energy (2.4%)
*	Carrizo Oil & Gas Inc.	565,000	4,158
*	Roan Resources Inc.	1,113,600	1,670
*	Cheniere Energy Inc.	4,925	303
†	Kinder Morgan Inc.	14,938	299
	ONEOK Inc.	4,204	294
	Exxon Mobil Corp.	4,096	277
	Chevron Corp.	2,352	273
			7,274
Financials (6.5%)
	SunTrust Banks Inc.	96,117	6,569
*	Entegra Financial Corp.	120,000	3,612
	United Financial Bancorp Inc.	42,136	595
†	AGNC Investment Corp.	19,777	337
	TFS Financial Corp.	16,722	322
*,†	Alleghany Corp.	410	319
	Intercontinental Exchange Inc.	3,372	318
†	Two Harbors Investment Corp.	22,869	317
†	Starwood Property Trust Inc.	12,877	317
	Globe Life Inc.	3,252	317
†	MFA Financial Inc.	41,206	313
	Brown & Brown Inc.	8,231	310
	Marsh & McLennan Cos. Inc.	2,985	309
	Hartford Financial Services Group Inc.	5,386	307
	Arthur J Gallagher & Co.	3,349	306
*	Berkshire Hathaway Inc. Class B	1,436	305
†	White Mountains Insurance Group Ltd.	285	305
	Allstate Corp.	2,849	303
*,†	Markel Corp.	258	302
	WR Berkley Corp.	4,319	302
†	Chimera Investment Corp.	14,807	300
	American Express Co.	2,553	299
	Willis Towers Watson plc	1,593	298
†	Annaly Capital Management Inc.	32,905	296
	Aflac Inc.	5,537	294
	Chubb Ltd.	1,923	293
	Hanover Insurance Group Inc.	2,223	293
	Loews Corp.	5,281	259
	American Financial Group Inc.	2,413	251
	Travelers Cos. Inc.	1,723	226
	US Bancorp	2,608	149
†	Aon plc	732	141
	CME Group Inc.	471	97
*	Arch Capital Group Ltd.	1,205	50
			19,331
Health Care (16.6%)
*	Celgene Corp.	64,200	6,936
*	Spark Therapeutics Inc.	56,000	6,114
*	WellCare Health Plans Inc.	17,500	5,191
	Allergan plc	28,000	4,931
*	Cambrex Corp.	82,000	4,898
*	Ra Pharmaceuticals Inc.	104,000	4,895
*	Genomic Health Inc.	54,926	3,662
*	Pacific Biosciences of California Inc.	600,000	2,904
*	Achillion Pharmaceuticals Inc.	201,800	1,294
*	Avedro Inc.	50,541	1,175
†	Zoetis Inc.	2,538	325
	Thermo Fisher Scientific Inc.	1,061	320
	Pfizer Inc.	8,272	317
	Merck & Co. Inc.	3,655	317
	Zimmer Biomet Holdings Inc.	2,274	314
	Amgen Inc.	1,468	313
	Stryker Corp.	1,430	309
†	Medtronic plc	2,836	309
	UnitedHealth Group Inc.	1,204	304
†	Danaher Corp.	2,201	303
	Becton Dickinson and Co.	1,182	303
	Eli Lilly & Co.	2,615	298
	Quest Diagnostics Inc.	2,913	295
*	Boston Scientific Corp.	6,938	289
	Abbott Laboratories	3,450	288
	Johnson & Johnson	2,130	281
	Universal Health Services Inc. Class B	2,042	281
	Chemed Corp.	706	278
*	Varian Medical Systems Inc.	2,296	277
†	STERIS plc	1,950	276
	Cerner Corp.	4,072	273
†	Baxter International Inc.	3,561	273
	Cooper Cos. Inc.	922	268
*	Henry Schein Inc.	4,195	263
*	QIAGEN NV	8,477	253
			49,327

11

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Industrials (13.8%)
*	WABCO Holdings Inc.	45,000	6,058
*	Advanced Disposal Services Inc.	165,000	5,409
*	Genesee & Wyoming Inc. Class A	43,275	4,805
	WestJet Airlines Ltd.	190,000	4,419
*	Wesco Aircraft Holdings Inc.	381,366	4,203
	Cobham plc	1,800,000	3,682
	OSRAM Licht AG	74,000	3,313
	Illinois Tool Works Inc.	2,076	350
	Kansas City Southern	2,431	342
	Raytheon Co.	1,587	337
	AMERCO	811	328
*,†	IHS Markit Ltd.	4,680	328
†	Toro Co.	4,222	326
	Johnson Controls International plc	7,447	323
	Watsco Inc.	1,798	317
	Allegion plc	2,720	316
	AMETEK Inc.	3,442	315
	Eaton Corp. plc	3,621	315
†	Honeywell International Inc.	1,805	312
	United Technologies Corp.	2,148	308
	Lockheed Martin Corp.	812	306
	Norfolk Southern Corp.	1,677	305
*	HD Supply Holdings Inc.	7,692	304
	Ingersoll-Rand plc	2,378	302
	General Dynamics Corp.	1,649	291
	Republic Services Inc. Class A	3,330	291
†	Expeditors International of Washington Inc.	3,924	286
	Waste Management Inc.	2,525	283
	Lennox International Inc.	1,129	279
†	Roper Technologies Inc.	822	277
	Verisk Analytics Inc. Class A	1,861	269
†	CH Robinson Worldwide Inc.	3,554	269
	IDEX Corp.	1,727	269
	Fortive Corp.	3,622	250
	Rollins Inc.	6,506	248
	Pentair plc	5,831	242
	3M Co.	1,412	233
	CSX Corp.	2,158	152
	Hexcel Corp.	1,611	120
	PACCAR Inc.	1,031	78
			41,160
Information Technology (7.7%)
*	Acacia Communications Inc.	69,774	4,581
*	Pivotal Software Inc. Class A	288,785	4,323
*	Mellanox Technologies Ltd.	32,000	3,606
1	Sophos Group plc	200,000	1,471
	Citrix Systems Inc.	3,163	344
	Apple Inc.	1,381	344
†	Western Union Co.	13,583	340
	CDW Corp.	2,535	324
†	Microsoft Corp.	2,249	322
†	Amphenol Corp. Class A	3,193	320
	Leidos Holdings Inc.	3,668	316
	Amdocs Ltd.	4,839	315
*	Tyler Technologies Inc.	1,159	311
	Visa Inc. Class A	1,738	311
*	Black Knight Inc.	4,790	308
†	Broadridge Financial Solutions Inc.	2,401	301
	Mastercard Inc. Class A	1,085	300
	Cisco Systems Inc.	6,282	298
†	Booz Allen Hamilton Holding Corp. Class A	4,221	297
*	Fiserv Inc.	2,795	297
†	Jack Henry & Associates Inc.	2,081	295
	Dolby Laboratories Inc. Class A	4,527	291
*	Synopsys Inc.	2,142	291
†	Fidelity National Information Services Inc.	2,206	291
	Paychex Inc.	3,429	287
†	Motorola Solutions Inc.	1,723	287
†	Accenture plc Class A	1,530	284
	Automatic Data Processing Inc.	1,743	283
†	Genpact Ltd.	7,201	282
	Oracle Corp.	5,147	280
*	CACI International Inc. Class A	1,147	257
	International Business Machines Corp.	1,815	243
*	Gartner Inc.	1,042	161
	Presidio Inc.	6,000	100
	Juniper Networks Inc.	3,878	96
			22,757
Materials (2.9%)
*	OMNOVA Solutions Inc.	355,626	3,595
	Reliance Steel & Aluminum Co.	3,203	372
	RPM International Inc.	4,733	343

12

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
†	Sherwin-Williams Co.	581	333
	PPG Industries Inc.	2,633	329
	Avery Dennison Corp.	2,548	326
†	Silgan Holdings Inc.	10,280	316
*,†	Axalta Coating Systems Ltd.	10,618	313
†	Linde plc	1,574	312
	NewMarket Corp.	636	309
	Sonoco Products Co.	5,177	299
	Air Products & Chemicals Inc.	1,396	298
	Ecolab Inc.	1,527	293
	WR Grace & Co.	4,340	288
	AptarGroup Inc.	2,401	284
	Ashland Global Holdings Inc.	3,631	281
	Ball Corp.	3,809	266
			8,557
Real Estate (4.6%)
	Dream Global REIT	313,500	3,970
	Aveo Group	2,000,000	2,952
	Mid-America Apartment Communities Inc.	2,528	351
	Sun Communities Inc.	2,118	345
	Invitation Homes Inc.	10,813	333
	Equity LifeStyle Properties Inc.	4,756	333
	UDR Inc.	6,586	331
	Realty Income Corp.	4,036	330
	Camden Property Trust	2,838	325
	Duke Realty Corp.	9,224	324
	Gaming and Leisure Properties Inc.	7,890	319
†	Equity Residential	3,578	317
	Essex Property Trust Inc.	964	315
	WP Carey Inc.	3,409	314
†	Douglas Emmett Inc.	7,208	312
†	Apple Hospitality REIT Inc.	18,732	309
	AvalonBay Communities Inc.	1,407	306
†	American Homes 4 Rent Class A	11,535	305
	Life Storage Inc.	2,795	304
†	Equity Commonwealth	8,754	282
	Public Storage	1,229	274
	CubeSmart	8,111	257
	Welltower Inc.	2,066	187
	Simon Property Group Inc.	657	99
	Kilroy Realty Corp.	1,130	95
	American Tower Corp.	407	89
	Highwoods Properties Inc.	669	31
			13,709
Utilities (3.7%)
	El Paso Electric Co.	73,581	4,909
	Dominion Energy Inc.	3,997	330
	American Electric Power Co. Inc.	3,394	320
	Eversource Energy	3,825	320
	Atmos Energy Corp.	2,801	315
	CMS Energy Corp.	4,893	313
	Southern Co.	4,956	310
	NextEra Energy Inc.	1,298	309
	Duke Energy Corp.	3,274	309
	Alliant Energy Corp.	5,767	308
	Entergy Corp.	2,509	305
	Hawaiian Electric Industries Inc.	6,713	303
	Consolidated Edison Inc.	3,261	301
	American Water Works Co. Inc.	2,436	300
	OGE Energy Corp.	6,964	300
	Xcel Energy Inc.	4,644	295
	Pinnacle West Capital Corp.	3,094	291
	CenterPoint Energy Inc.	9,914	288
	Exelon Corp.	6,037	275
	Ameren Corp.	3,500	272
	DTE Energy Co.	1,962	250
	Avangrid Inc.	2,317	116
	FirstEnergy Corp.	931	45
			11,084
Total Common Stocks—Long Positions
(Cost $208,859)			226,539
Common Stocks Sold Short (-21.6%)
Communication Services (-1.1%)
	New Media Investment Group Inc.	(135,675)	(1,195)
*	Netflix Inc.	(1,126)	(324)
*	United States Cellular Corp.	(8,018)	(298)
*	Take-Two Interactive Software Inc.	(2,414)	(291)
*	Electronic Arts Inc.	(2,919)	(281)
	Sinclair Broadcast Group Inc. Class A	(6,598)	(263)
*	Lions Gate Entertainment Corp. Class B	(34,477)	(258)
*	Twitter Inc.	(7,373)	(221)
*	Zillow Group Inc. Class A	(2,434)	(79)
			(3,210)
Consumer Discretionary (-2.1%)
*	Eldorado Resorts Inc.	(34,072)	(1,525)
*	Roku Inc.	(2,591)	(381)
*	Ollie’s Bargain Outlet Holdings Inc.	(5,139)	(328)
	Newell Brands Inc.	(17,292)	(328)
	Thor Industries Inc.	(5,163)	(327)

13

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Under Armour Inc. Class A	(15,802)	(326)
	Wynn Resorts Ltd.	(2,670)	(324)
*	Skechers U.S.A. Inc. Class A	(8,281)	(309)
*	Hilton Grand Vacations Inc.	(8,708)	(302)
*	frontdoor Inc.	(6,151)	(297)
	International Game Technology plc	(21,146)	(280)
	L Brands Inc.	(16,414)	(280)
*	Qurate Retail Group Inc. QVC Group Class A	(29,212)	(279)
*	Floor & Decor Holdings Inc. Class A	(5,982)	(274)
*	Etsy Inc.	(5,571)	(248)
*	Wayfair Inc.	(2,609)	(215)
*	GrubHub Inc.	(5,361)	(183)
	Macy’s Inc.	(8,154)	(124)
			(6,330)
Consumer Staples (-0.7%)
	Coty Inc. Class A	(30,794)	(360)
	Kraft Heinz Co.	(10,787)	(349)
*	Hain Celestial Group Inc.	(14,217)	(336)
	Nu Skin Enterprises Inc. Class A	(7,361)	(328)
	Spectrum Brands Holdings Inc.	(5,504)	(276)
	Conagra Brands Inc.	(10,033)	(272)
			(1,921)
Energy (-2.6%)
*	Callon Petroleum Co.	(1,158,250)	(4,401)
	PBF Energy Inc. Class A	(11,401)	(368)
*	Transocean Ltd.	(67,411)	(320)
	EQT Corp.	(28,320)	(304)
	Hess Corp.	(4,558)	(300)
	Concho Resources Inc.	(4,438)	(300)
	Patterson-UTI Energy Inc.	(35,243)	(293)
*	Continental Resources Inc.	(9,786)	(288)
	Kosmos Energy Ltd.	(45,321)	(281)
	Parsley Energy Inc. Class A	(16,259)	(257)
*	Antero Resources Corp.	(99,777)	(250)
	Noble Energy Inc.	(12,794)	(246)
*	Centennial Resource Development Inc. Class A	(61,013)	(208)
			(7,816)
Financials (-3.2%)
	BB&T Corp.	(124,471)	(6,603)
	People’s United Financial Inc.	(36,869)	(596)
*	LendingTree Inc.	(912)	(328)
	Bank OZK	(11,399)	(320)
	OneMain Holdings Inc.	(7,745)	(310)
	Navient Corp.	(21,718)	(299)
*	SVB Financial Group	(1,316)	(291)
	LPL Financial Holdings Inc.	(3,532)	(286)
*	Brighthouse Financial Inc.	(7,491)	(283)
	Unum Group	(7,758)	(214)
			(9,530)
Health Care (-6.3%)
	Bristol-Myers Squibb Co.	(64,200)	(3,683)
*	Centene Corp.	(59,150)	(3,140)
*	Exact Sciences Corp.	(28,074)	(2,442)
	AbbVie Inc.	(24,248)	(1,929)
*	Glaukos Corp.	(18,447)	(1,178)
*	Seattle Genetics Inc.	(3,647)	(392)
*	ABIOMED Inc.	(1,694)	(352)
*	Penumbra Inc.	(2,240)	(349)
*	Alnylam Pharmaceuticals Inc.	(3,948)	(343)
*	Sarepta Therapeutics Inc.	(4,001)	(332)
*	Guardant Health Inc.	(4,721)	(328)
*	Align Technology Inc.	(1,256)	(317)
*	DexCom Inc.	(2,019)	(311)
*	Neurocrine Biosciences Inc.	(3,062)	(305)
*	Mylan NV	(15,218)	(291)
*	Sage Therapeutics Inc.	(2,148)	(291)
*	Nektar Therapeutics Class A	(16,738)	(287)
*	Molina Healthcare Inc.	(2,430)	(286)
*	Ionis Pharmaceuticals Inc.	(5,030)	(280)
*	Agios Pharmaceuticals Inc.	(9,300)	(280)
*	Insulet Corp.	(1,915)	(278)
*	Veeva Systems Inc. Class A	(1,881)	(267)
*	Bluebird Bio Inc.	(3,282)	(266)
*	Exelixis Inc.	(17,038)	(263)
*	Alkermes plc	(13,458)	(263)
*	Covetrus Inc.	(25,343)	(251)
*	Horizon Therapeutics plc	(1,757)	(51)
			(18,755)
Industrials (-1.0%)
	General Electric Co.	(35,646)	(356)
	American Airlines Group Inc.	(11,173)	(336)
*	XPO Logistics Inc.	(4,336)	(331)
*	Gardner Denver Holdings Inc.	(10,254)	(327)
*	United Rentals Inc.	(2,383)	(318)
*	Gates Industrial Corp. plc	(31,083)	(311)
*	Lyft Inc. Class A	(7,378)	(306)
	GrafTech International Ltd.	(23,541)	(284)
	Fluor Corp.	(15,273)	(246)
*	Resideo Technologies Inc.	(21,341)	(203)
			(3,018)

14

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Information Technology (-3.9%)
	Universal Display Corp.	(1,795)	(359)
*	Pure Storage Inc. Class A	(18,278)	(356)
	NVIDIA Corp.	(1,767)	(355)
*	Nutanix Inc.	(11,920)	(348)
*	ON Semiconductor Corp.	(16,522)	(337)
*	Okta Inc.	(3,060)	(334)
*	Advanced Micro Devices Inc.	(9,809)	(333)
*	Micron Technology Inc.	(6,965)	(331)
*	Pluralsight Inc. Class A	(18,266)	(330)
*	Smartsheet Inc. Class A	(8,363)	(330)
*	New Relic Inc.	(5,129)	(329)
	Teradyne Inc.	(5,364)	(328)
*	DocuSign Inc. Class A	(4,887)	(323)
*	Trade Desk Inc. Class A	(1,607)	(323)
	QUALCOMM Inc.	(3,992)	(321)
*	MongoDB Inc.	(2,501)	(320)
*	Avalara Inc.	(4,478)	(318)
*	Coherent Inc.	(2,125)	(316)
*	SolarWinds Corp.	(16,565)	(314)
	Cognex Corp.	(6,039)	(311)
*	2U Inc.	(17,096)	(306)
*	Anaplan Inc.	(6,411)	(303)
	Symantec Corp.	(13,005)	(298)
	MKS Instruments Inc.	(2,716)	(294)
*	Square Inc.	(4,756)	(292)
	Xilinx Inc.	(3,142)	(285)
	DXC Technology Co.	(10,214)	(283)
*	CommScope Holding Co. Inc.	(25,132)	(281)
*	Zscaler Inc.	(6,376)	(280)
*	Splunk Inc.	(2,333)	(280)
*	IPG Photonics Corp.	(2,049)	(275)
*	Arista Networks Inc.	(1,116)	(273)
	Switch Inc.	(17,932)	(265)
*	Twilio Inc. Class A	(2,740)	(265)
*	Elastic NV	(3,659)	(263)
	Western Digital Corp.	(5,093)	(263)
*	Alteryx Inc. Class A	(2,805)	(257)
*	Atlassian Corp. plc Class A	(2,120)	(256)
			(11,635)
Materials (-0.3%)
	Chemours Co.	(20,754)	(340)
	United States Steel Corp.	(26,089)	(300)
	Huntsman Corp.	(12,998)	(288)
			(928)
Real Estate (-0.3%)
	Colony Capital Inc.	(50,054)	(280)
*	Howard Hughes Corp.	(2,180)	(244)
	CyrusOne Inc.	(2,485)	(177)
			(701)
Utilities (-0.1%)
	Edison International	(4,298)	(270)
Total Common Stocks Sold Short
(Proceeds $68,003)			(64,114)
Temporary Cash Investments (19.3%)
Money Market Fund (4.6%)
2	Vanguard Market Liquidity Fund, 1.984%	135,013	13,503

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (14.7%)
3	United States Treasury Bill, 1.981%, 11/7/19	3,000	2,999
4	United States Treasury Bill, 2.009%, 11/12/19	7,400	7,396
3	United States Treasury Bill, 2.050%, 11/21/19	3,000	2,997
3	United States Treasury Bill, 2.045%, 11/21/19	6,500	6,494
4	United States Treasury Bill, 2.045%, 11/21/19	4,000	3,997
3,4	United States Treasury Bill, 1.961%, 11/29/19	13,000	12,985
3,4	United States Treasury Bill, 2.049%, 12/26/19	5,300	5,288
3	United States Treasury Bill, 1.872%, 2/20/20	1,700	1,692
			43,848
Total Temporary Cash Investments
(Cost $57,335)			57,351
†,3,5 Other Assets and Liabilities–Net (26.1%)			77,630
Net Assets (100%)
Applicable to 13,378,601 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			297,406
Net Asset Value Per Share			$22.23

15

Alternative Strategies Fund

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities, Long Positions, at Value
Unaffiliated Issuers	270,387
Affiliated Issuers	13,503
Total Long Positions	283,890
Investment in Vanguard	14
†Cash Segregated for Short Positions	71,099
Receivables for Investment Securities Sold	9
Receivables for Accrued Income	173
Variation Margin Receivable—Futures Contracts	2,876
Unrealized Appreciation—Forward Currency Contracts	1,767
[3,5]Other Assets	6,808
Total Assets	366,636
Liabilities
Securities Sold Short, at Value	64,114
Payables for Investment Securities Purchased	65
Payables to Vanguard	95
Variation Margin Payable—Futures Contracts	2,130
Unrealized Depreciation—Forward Currency Contracts	2,711
Accrued Dividend Expense on Securities Sold Short	115
Total Liabilities	69,230
Net Assets	297,406

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	259,071
Total Distributable Earnings (Loss)	38,335
Net Assets	297,406

•    See Note A in Notes to Consolidated Financial Statements.

*     Non-income-producing security.

† Long security positions with a value of $15,745,000 and cash of $71,099,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.

1   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate value of these securities was $6,651,000, representing 2.2% of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Securities with a value of $19,819,000 and cash of $75,000 have been segregated as initial margin for open futures contracts.

4   Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.

5   Cash of $580,000 has been segregated as collateral for open forward currency contracts.

REIT—Real Estate Investment Trust.

16

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)

				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	January 2020	794	171,188	(330)
5-Year U.S. Treasury Note	January 2020	338	40,291	(201)
10-Year U.S. Treasury Note	December 2019	199	25,929	(227)
Hang Seng Index	November 2019	97	16,702	118
IBEX 35 Index	November 2019	160	16,556	203
MSCI Taiwan Index	November 2019	385	16,501	119
OMX Stockholm 30 Index	November 2019	916	16,438	856
FTSE 100 Index	December 2019	175	16,426	(193)
Amsterdam Exchange Index	November 2019	128	16,423	99
Wheat[1]	December 2019	318	8,089	535
LME Aluminum[1]	December 2019	183	8,079	176
LME Nickel[1]	December 2019	80	8,011	(114)
LME Zinc[1]	December 2019	127	7,960	207
LME Tin[1]	December 2019	96	7,934	(87)
Copper[1]	December 2019	120	7,914	119
NY Harbor ULSD[1]	December 2019	99	7,800	(137)
RBOB Gasoline[1]	December 2019	116	7,769	92
				1,235

Short Futures Contracts
Topix Index	December 2019	(108)	(16,687)	(709)
KOSPI 200 Index	December 2019	(279)	(16,576)	(621)
MSCI Singapore Index	November 2019	(608)	(16,563)	(280)
E-mini S&P 500 Index	December 2019	(109)	(16,545)	(148)
DAX 30 Index	December 2019	(46)	(16,537)	(649)
S&P ASX 200 Index	December 2019	(144)	(16,476)	142
Coffee[1]	December 2019	(217)	(8,296)	(293)
Sugar #11[1]	February 2020	(585)	(8,177)	(388)
Soybean Meal[1]	December 2019	(267)	(8,127)	(83)
Live Cattle[1]	January 2020	(173)	(8,112)	(853)
Cotton No.2[1]	December 2019	(249)	(8,023)	(144)
WTI Crude Oil[1]	December 2019	(145)	(7,856)	(90)
Natural Gas[1]	December 2019	(303)	(7,978)	(371)
LME Lead[1]	December 2019	(144)	(7,773)	(98)
				(4,585)
				(3,350)

1   Security is owned by the subsidiary.

17

Alternative Strategies Fund

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
State Street Bank & Trust Co.	11/8/19	CAD	57,309	USD	43,164	348	—
Bank of America, N.A.	11/8/19	NOK	390,115	USD	42,749	—	(326)
Bank of America, N.A.	11/8/19	AUD	63,429	USD	42,508	1,227	—
Bank of America, N.A.	11/8/19	EUR	4,175	USD	4,639	20	—
Standard Chartered Bank	11/8/19	CHF	3,894	USD	3,921	29	—
Standard Chartered Bank	11/8/19	JPY	375,502	USD	3,449	29	—
BNP Paribas	11/8/19	AUD	3,046	USD	2,041	59	—
BNP Paribas	11/8/19	NOK	17,241	USD	1,889	—	(14)
Bank of America, N.A.	11/8/19	CAD	2,050	USD	1,546	11	—
State Street Bank & Trust Co.	11/8/19	CAD	1,098	USD	830	4	—
Bank of America, N.A.	11/8/19	EUR	113	USD	125	1	—
State Street Bank & Trust Co.	11/8/19	EUR	50	USD	55	1	—
Bank of America, N.A.	11/8/19	USD	43,000	EUR	39,364	—	(927)
State Street Bank & Trust Co.	11/8/19	USD	42,969	CHF	42,903	—	(548)
BNP Paribas	11/8/19	USD	42,951	JPY	4,643,379	—	(67)
Bank of America, N.A.	11/8/19	USD	10,773	CAD	14,301	—	(84)
State Street Bank & Trust Co.	11/8/19	USD	9,156	EUR	8,380	—	(195)
State Street Bank & Trust Co.	11/8/19	USD	6,318	AUD	9,404	—	(167)
State Street Bank & Trust Co.	11/8/19	USD	4,618	GBP	3,763	—	(256)
Bank of America, N.A.	11/8/19	USD	4,545	AUD	6,627	—	(24)
Bank of America, N.A.	11/8/19	USD	4,309	CAD	5,644	24	—
Bank of America, N.A.	11/8/19	USD	3,059	NOK	28,234	—	(11)
BNP Paribas	11/8/19	USD	1,923	EUR	1,760	—	(41)
State Street Bank & Trust Co.	11/8/19	USD	1,869	JPY	202,017	—	(3)
BNP Paribas	11/8/19	USD	1,807	CHF	1,803	—	(22)
Bank of America, N.A.	11/8/19	USD	1,079	CAD	1,412	7	—
State Street Bank & Trust Co.	11/8/19	USD	748	CAD	980	4	—
State Street Bank & Trust Co.	11/8/19	USD	649	CAD	863	—	(6)
Bank of America, N.A.	11/8/19	USD	434	AUD	637	—	(6)
BNP Paribas	11/8/19	USD	351	CAD	459	3	—
Bank of America, N.A.	11/8/19	USD	196	GBP	160	—	(12)
BNP Paribas	11/8/19	USD	188	GBP	147	—	(2)
Bank of America, N.A.	11/8/19	USD	117	EUR	105	—	—
Bank of America, N.A.	11/8/19	USD	101	EUR	91	—	—
						1,767	(2,711)

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

NOK—Norwegian krone.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends[1]	4,351
Interest[2]	1,732
Total Income	6,083
Expenses
The Vanguard Group—Note B
Investment Advisory Services	280
Management and Administrative	651
Marketing and Distribution	30
Custodian Fees	187
Auditing Fees	61
Shareholders’ Reports	2
Trustees’ Fees and Expenses	10
Dividend Expense on Securities Sold Short	1,282
Total Expenses	2,503
Expenses Paid Indirectly	(146)
Net Expenses	2,357
Net Investment Income	3,726
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[2]	8,623
Investment Securities Sold Short	2,081
Futures Contracts	13,526
Forward Currency Contracts	(1,405)
Foreign Currencies	(63)
Realized Net Gain (Loss)	22,762
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[2]	12,734
Investment Securities Sold Short	(2,929)
Futures Contracts	(4,233)
Forward Currency Contracts	(1,269)
Foreign Currencies	14
Change in Unrealized Appreciation (Depreciation)	4,317
Net Increase (Decrease) in Net Assets Resulting from Operations	30,805

1 Dividends are net of foreign withholding taxes of $62,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $985,000, $4,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,726	3,156
Realized Net Gain (Loss)	22,762	(3,766)
Change in Unrealized Appreciation (Depreciation)	4,317	1,841
Net Increase (Decrease) in Net Assets Resulting from Operations	30,805	1,231
Distributions
Net Investment Income	(3,935)	(1,498)
Realized Capital Gain	—	—
Total Distributions	(3,935)	(1,498)
Capital Share Transactions
Issued	21,069	67,391
Issued in Lieu of Cash Distributions	3,928	1,482
Redeemed	(74,370)	(40,944)
Net Increase (Decrease) from Capital Share Transactions	(49,373)	27,929
Total Increase (Decrease)	(22,503)	27,662
Net Assets
Beginning of Period	319,909	292,247
End of Period	297,406	319,909

See accompanying Notes, which are an integral part of the Financial Statements.

20

Alternative Strategies Fund

Consolidated Financial Highlights

					Aug. 11,
					2015[1] to
		Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.41	$20.46	$21.28	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	.252 [2]	.197 [2]	.153 [2]	.106	.004
Net Realized and Unrealized Gain (Loss) on Investmenagts	1.828	(.143)	(.139)	1.039	.226
Total from Investment Operations	2.080	.054	.014	1.145	.230
Distributions
Dividends from Net Investment Income	(.260)	(.104)	(.093)	(.095)	—
Distributions from Realized Capital Gains	—	—	(.741)	—	—
Total Distributions	(.260)	(.104)	(.834)	(.095)	—
Net Asset Value, End of Period	$22.23	$20.41	$20.46	$21.28	$20.23

Total Return[3]	10.30%	0.27%	0.11%	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$297	$320	$292	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4,5]	0.79%[6]	0.66%[6]	0.79%	0.71%	0.73%[7]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.38%[6]	0.33%[6]	0.35%	0.36%	0.36%[7]
Ratio of Net Investment Income (Loss) to Average Net Assets	1.18%	0.93%	0.75%	0.50%	0.09%[7]
Portfolio Turnover Rate	157%	131%	125%	120%	25%

1   Inception.

2   Calculated based on average shares outstanding.

3    Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4    Includes dividend expense on securities sold short of 0.41%, 0.33%, 0.44%, 0.35%, and 0.34%, respectively.

5    Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, 0.00%, and 0.03%, respectively.

6    The ratio of total expenses to average net assets for the periods ended 2019 and 2018, net of reduction from custody fee offset arrangement for total expenses and net of dividend and borrowing expense on securities sold short, was 0.74% and 0.33%, and 0.65% and 0.32%, respectively.

7    Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2019, the fund held $34,919,000 in the subsidiary, representing 12% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount ($000)
Total Assets	36,025
Total Liabilities	(1,106)
Net Assets	34,919
Net Investment Income (Loss)	346
Realized Net Gain (Loss)	3,155
Change in Unrealized Appreciation (Depreciation)	(844)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,657

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the

22

Alternative Strategies Fund

securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Consolidated Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 100% and 27% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter- parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if

23

Alternative Strategies Fund

the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2019, the fund’s average investment in forward currency contracts represented 7% of net assets, based on the average of notional amounts at each quarter-end during the period.

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount	and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable )	Pledged[2]	Received[2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	1,290	(1,390)	(100)	—	—	—
BNP Paribas	62	(146)	(84)	—	—	—
State Street Bank & Trust Co.	357	(1,175)	(818)	580	—	—
Standard Chartered Bank	58	—	58	—	—	58
Exchange—Traded Futures Contracts	2,876	(2,130)	746	19,894	—	—
Total	4,643	(4,841)	(198)	20,474	—	58

1   Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2   Securities or other assets pledged as collateral are noted in the Consolidated Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Net Assets.

3   Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

24

Alternative Strategies Fund

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

25

Alternative Strategies Fund

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $14,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended October 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $146,000 (an annual rate of 0.05% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Consolidated Statement of Net Assets.

26

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—Long Positions	199,243	27,296	—
Common Stocks Sold Short	(64,114)	—	—
Temporary Cash Investments	13,503	43,848	—
Futures Contracts—Assets[1]	2,876	—	—
Futures Contracts—Liabilities[1]	(2,130)	—	—
Forward Currency Contracts—Assets	—	1,767	—
Forward Currency Contracts—Liabilities	—	(2,711)	—
Total	149,378	70,200	—

1   Represents variation margin on the last day of the reporting period.

E. At October 31, 2019, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

Consolidated Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Variation Margin Receivable—Futures Contracts	910	1,331	635	—	2,876
Unrealized Appreciation—Forward Currency Contracts	—	—	—	1,767	1,767
Total Assets	910	1,331	635	1,767	4,643

Variation Margin Payable—Futures Contracts	(1,053)	(1,077)	—	—	(2,130)
Unrealized Depreciation—Forward Currency Contracts	—	—	—	(2,711)	(2,711)
Total Liabilities	(1,053)	(1,077)	—	(2,711)	(4,841)

27

Alternative Strategies Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2019, were:

Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	3,595	3,156	6,775	—	13,526
Forward Currency Contracts	—	—	—	(1,405)	(1,405)
Realized Net Gain (Loss) on Derivatives	3,595	3,156	6,775	(1,405)	12,121
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,940)	(855)	562	—	(4,233)
Forward Currency Contracts	—	—	—	(1,269)	(1,269)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,940)	(855)	562	(1,269)	(5,502)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and the operations of the subsidiary were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	2,178
Total Distributable Earnings (Loss)	(2,178)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	13,062
Undistributed Long-Term Gains	4,060
Capital Loss Carryforwards (Non-Expiring)*	—
Net Unrealized Gains (Losses)	21,228

*     The fund used capital loss carryforwards of $2,919,000 to offset taxable capital gains realized during the year ended October 31, 2019.

28

Alternative Strategies Fund

As of October 31, 2019, gross unrealized appreciation and depreciation for investments, derivatives, and securities sold short based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	266,575
Gross Unrealized Appreciation	45,472
Gross Unrealized Depreciation	(24,257)
Net Unrealized Appreciation (Depreciation)	21,215

G.   During the year ended October 31, 2019, the fund purchased $431,400,000 of investment securities and sold $323,979,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $120,592,000 and $59,431,000, respectively.

H.   Capital shares issued and redeemed were:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
	Shares	Shares
	(000)	(000)
Issued	991	3,346
Issued in Lieu of Cash Distributions	192	74
Redeemed	(3,475)	(2,032)
Net Increase (Decrease) in Shares Outstanding	(2,292)	1,388

At October 31, 2019, Vanguard Managed Payout Fund was the record or beneficial owner of 76% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

I.    Effective November 1, 2019, the fund’s benchmark changed from the FTSE 3-month U.S. T-Bill Index + 4% to the FTSE 3-month Treasury Bill Index. Management has determined that no other material events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of net assets and consolidated statement of assets and liabilities of Vanguard Alternative Strategies Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

30

Special 2019 tax information (unaudited) for Vanguard Alternative Strategies Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,935,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 13.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q12980 122019

Annual Report | October 31, 2019 Vanguard Commodity Strategy Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangement	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard launched the Commodity Strategy Fund on June 25, 2019. From inception through October 31, the fund returned –0.68%, trailing its benchmark, the Bloomberg Commodity Total Return Index, which returned –0.07%.

•     By investing in commodity swaps and a mix of short-term Treasury Inflation-Protected Securities and U.S. Treasury bills, the fund offers the potential for inflation protection and enhanced returns over time without taking excessive risk.

•     Rather than holding near-month futures contracts and rolling contracts over a five-day period, the fund attempts to take advantage of liquidity premiums by holding contracts further from expiration and avoiding congested trading periods.

•     The fund underperformed the benchmark largely because of its underweight to near-month futures contracts, which benefited from a spike in oil prices after the attack on Saudi oil facilities in September.

•     The attack also produced higher volatility in oil prices. Because the fund had less exposure to these near-month contracts, its volatility was nearly a percentage point lower than that of its benchmark.

•     The fund regularly uses derivatives to hedge portfolio risks. Its holdings of commodity index swaps detracted from performance.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisor’s Report

Since its inception on June 25, 2019, through October 31, 2019, Vanguard Commodity Strategy Fund returned –0.68%. The fund underperformed its benchmark, the Bloomberg Commodity Total Return Index, which returned –0.07%.

Investment objective and strategy

The Commodity Strategy Fund is designed to serve investors as a potential hedge against inflation risk and as further diversification for a traditional stock/bond portfolio. It invests in commodity swaps, collateralized by a mix of short-term Treasury Inflation-Protected Securities (TIPS) and U.S. Treasury bills. With its blend of commodity-linked futures and mix of short-term TIPS and Treasury bills, the fund is expected to offer a controlled approach that has the potential for inflation protection and enhanced returns over time without taking on excessive risk.

The fund uses multiple strategies for enhancing commodity returns, such as commodity curve positioning. It also takes advantage of roll schedules, a practice that involves rolling over commodity futures contracts before or after the roll schedule of the Bloomberg Commodity Index.

Investment environment

Stocks posted strong returns for the 12 months ended October 31, 2019, despite uncertainty over U.S.-China trade and the U.K.’s leaving the European Union, tensions with Iran, and recession jitters spurred by an inversion of the yield curve.

U.S. stocks returned 14.33% for the 12-month period, as measured by the Standard & Poor’s 500 Index. Large-capitalization stocks beat small-caps and growth stocks outpaced value.

U.S. stocks once again performed better than their non-U.S. counterparts. The FTSE Global All Cap ex US Index, which tracks non-U.S. stocks of all sizes in both developed and emerging markets, returned 11.18% for the period. Emerging markets outpaced developed markets outside the United States.

Fixed income markets advanced as central banks moved to more accommodative monetary policies amid a deteriorating global economic outlook—in particular, dimmer growth prospects and below-target inflation.

The U.S. Federal Reserve, after raising short-term interest rates four times in 2018, cut them in August, September, and October of this year. The range for the federal funds rate ended the period at 1.5%–1.75% as U.S. GDP growth and labor market gains slowed but remained in positive territory. The European Central Bank in September announced that it would push its deposit rate further below zero and start a new round of open-ended asset purchases in November.

Given the outlook for weaker growth, tame inflation, and continuing central bank support, global bond yields fell and prices rose. The overall U.S. market for taxable

3

investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51%. The Bloomberg Barclays Global Aggregate Index returned 9.54%.

In commodities markets, precious metals advanced, with silver leading the pack. Industrial metals broadly declined in line with slowing global growth, although nickel, because of a looming shortage, was a notable exception. Oil and natural gas both fell because of continued growing U.S. stockpiles and slowing demand. Grains advanced, and soybeans performed especially well, as did livestock.

Successes and shortfalls

The fund underperformed the benchmark largely because of its underweight to near-month futures contracts, which benefited from a spike in oil prices after an attack on Saudi oil facilities in September. The attack also produced higher volatility in oil prices. Because the fund had less exposure to these near-month contracts (futures contracts closest to expiration or delivery), its volatility was nearly a percentage point lower than that of its benchmark.

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns without taking excessive risks.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

Joshua C. Barrickman, CFA, Principal

Vanguard Fixed Income Group

November 25, 2019

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Period Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Commodity Strategy Fund	6/25/2019	10/31/2019	Period
Based on Actual Fund Return	$1,000.00	$993.20	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,016.83	0.71

The calculations are based on expenses incurred in the period from the fund’s June 25, 2019, inception through October 31, 2019. The fund’s annualized expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period from inception through October 31, 2019, multiplied by the number of days in that period, then divided by the number of days in the most recent 12-month period (128/365).

6

Commodity Strategy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 25, 2019, Through October 31, 2019

Initial Investment of $50,000

	Total Returns
	Period Ended October 31, 2019
	Since Inception (6/25/2019)	Final Value of a $50,000 Investment
Commodity Strategy Fund	-0.68%	$49,660
Bloomberg Commodity Total Return Index	-0.07	49,966

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

7

Commodity Strategy Fund

Sector Diversification

As of October 31, 2019

Treasury/Agency	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

8

Commodity Strategy Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (73.2%)
U.S. Government Securities (73.2%)
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	4,230	5,017
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	11,763	12,815
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	6,560	7,773
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	7,526	8,882
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	10,334	11,099
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	8,232	9,432
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	9,113	10,259
United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	10,337	10,818
United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	9,560	10,646
United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	9,600	10,602
United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	10,350	10,792
United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	9,642	10,716
United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	9,641	10,773
United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	7,526	7,750
United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	9,633	10,415
United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	3,990	3,997
Total U.S. Government and Agency Obligations (Cost $151,782)				151,786

9

Commodity Strategy Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (27.3%)
Money Market Fund (7.8%)
[1] Vanguard Market Liquidity Fund, 1.984%	162,146	16,216

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (19.5%)
[2] United States Treasury Bill, 2.007%, 11/12/19	8,500	8,496
[2] United States Treasury Bill, 1.833%–1.944%, 11/14/19	6,600	6,597
[2] United States Treasury Bill, 1.704%, 11/19/19	4,400	4,397
[2] United States Treasury Bill, 1.839%, 12/5/19	9,550	9,536
[2] United States Treasury Bill, 1.609%–1.808%, 12/12/19	9,400	9,384
[2] United States Treasury Bill, 1.598%, 1/9/20	1,900	1,894
		40,304
Total Temporary Cash Investments (Cost $56,512)		56,520
Total Investments (100.5%) (Cost $208,294)		208,306

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets		4,333
Liabilities		(5,350)
		(1,017)
Net Assets (100%)
Applicable to 8,346,760 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		207,289
Net Asset Value Per Share		$24.83

10

Commodity Strategy Fund

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	192,090
Affiliated Issuers	16,216
Total Investments in Securities	208,306
Investment in Vanguard	10
Receivables for Investment Securities Sold	3,923
Receivables for Accrued Income	183
Receivables for Capital Shares Issued	185
Unrealized Appreciation—OTC Swap Contracts	4
Other Assets	28
Total Assets	212,639
Liabilities
Payables for Investment Securities Purchased	4,031
Payables for Capital Shares Redeemed	403
Payables to Vanguard	24
Unrealized Depreciation—OTC Swap Contracts	892
Total Liabilities	5,350
Net Assets	207,289

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	206,478
Total Distributable Earnings (Loss)	811
Net Assets	207,289

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2   Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

OTC—Over-the-Counter.

11

Commodity Strategy Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
BofA Merrill Lynch Commodity Excess Return Strategy[2]	11/25/19	MLI	44,000	(0.170)		—	(203)
Bloomberg Commodity Index[2]	11/25/19	BARC	1,500	(0.100)		4	—
Bloomberg Commodity Index[2]	11/25/19	BARC	10,500	(0.100)		—	(34)
Bloomberg Commodity Index 2 Month Forward[2]	11/25/19	BARC	30,000	(0.110)		—	(128)
Bloomberg Commodity Index 3 Month Forward[2]	11/25/19	GSI	24,000	(0.120)		—	(99)
Credit Suisse Custom 34 – 01E Forward Excess Return[2]	11/25/19	CSFBI	72,000	(0.160)		—	(301)
Credit Suisse Custom 34 – 01E Forward Excess Return[2]	11/25/19	CSFBI	1,000	(0.160)		—	—
Modified Strategy DBS18 on the Bloomberg Commodity Index[2]	11/25/19	GSI	26,000	(0.120)		—	(127)
						4	(892)

1   Payment received/paid monthly.

2   Security is owned by the subsidiary.

BARC—Barclays Bank plc.

CSFBI—Credit Suisse First Boston International.

GSI—Goldman Sachs International.

MLI—Merrill Lynch International.

At October 31, 2019, a counterparty had deposited in a segregated account securities with a value of $36,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Commodity Strategy Fund

Consolidated Statement of Operations

June 25, 2019[1] to
October 31, 2019
($000)
Investment Income
Income
Interest[2]	1,185
Total Income	1,185
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative	95
Marketing and Distribution	5
Custodian Fees	1
Auditing Fees	18
Shareholders’ Reports	1
Trustees’ Fees and Expenses—Note B	—
Total Expenses	130
Net Investment Income	1,055
Realized Net Gain (Loss)
Investment Securities Sold[2]	(22)
Swap Contracts	(413)
Realized Net Gain (Loss)	(435)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	12
Swap Contracts	(888)
Change in Unrealized Appreciation (Depreciation)	(876)
Net Increase (Decrease) in Net Assets Resulting from Operations	(256)

1   Inception.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $103,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

June 25, 2019[1] to
October 31, 2019
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,055
Realized Net Gain (Loss)	(435)
Change in Unrealized Appreciation (Depreciation)	(876)
Net Increase (Decrease) in Net Assets Resulting from Operations	(256)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	214,859
Issued in Lieu of Cash Distributions	—
Redeemed	(7,314)
Net Increase (Decrease) from Capital Share Transactions	207,545
Total Increase (Decrease)	207,289
Net Assets
Beginning of Period	—
End of Period	207,289

1   Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Commodity Strategy Fund

Consolidated Financial Highlights

June 25, 2019[1] to
For a Share Outstanding Throughout the Period	October 31, 2019
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.143
Net Realized and Unrealized Gain (Loss) on Investments	(.313)
Total from Investment Operations	(.170)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$24.83

Total Return[3]	-0.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$207
Ratio of Total Expenses to Average Net Assets	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	1.65%[4]
Portfolio Turnover Rate	7%

1   Inception.

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Commodity Strategy Fund

Notes to Consolidated Financial Statements

Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard CSF Portfolio (“the subsidiary”), which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2019, the fund held $39,439,000 in the subsidiary, representing 19% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	40,336
Total Liabilities	(897)
Net Assets	39,439
Net Investment Income (Loss)	234
Realized Net Gain (Loss)	(413)
Change in Unrealized Appreciation (Depreciation)	(880)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,059)

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund gains exposure to commodities through the subsidiary’s investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

16

Commodity Strategy Fund

The notional amounts of swap contracts are not recorded in the Consolidated Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made, or the termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary’s net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the period ended October 31, 2019, the fund’s average amounts of investments in total return swaps represented 100% of net assets, based on the average of notional amounts at each quarter-end during the period.

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount	and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged[2]	Received[2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Barclays Bank plc	4	(162)	(158)	—	36	—
Credit Suisse First Boston International	—	(301)	(301)	—	—	—

17

Commodity Strategy Fund

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount	and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable )	Pledged[2]	Received[2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Goldman Sachs International	—	(226)	(226)	—	—	—
Merrill Lynch International	—	(203)	(203)	—	—	—
Total	4	(892)	(888)	—	36	—

1   Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2   Securities or other assets pledged as collateral are noted in the Consolidated Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Net Assets.

3   Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. Management has analyzed the fund’s tax positions taken for the period ended October 31, 2019, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

18

Commodity Strategy Fund

Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $10,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Consolidated Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	151,786	—
Temporary Cash Investments	16,216	40,304	—
Swap Contracts—Assets	—	4	—
Swap Contracts—Liabilities	—	(892)	—
Total	16,216	191,202	—

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for operations of the subsidiary were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(1,067)
Total Distributable Earnings (Loss)	1,067

19

Commodity Strategy Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	821
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(22)
Net Unrealized Gains (Losses)	12

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	208,294
Gross Unrealized Appreciation	2,414
Gross Unrealized Depreciation	(2,402)
Net Unrealized Appreciation (Depreciation)	12

E.           During the period ended October 31, 2019, the fund purchased $139,891,000 of investment securities and sold $7,705,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended October 31, 2019, such purchases and sales were $101,741,000 and $0, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.            Capital shares issued and redeemed were:

June 25, 2019[1] to
October 31, 2019
Shares
(000)
Issued	8,645
Issued in Lieu of Cash Distributions	—
Redeemed	(298)
Net Increase (Decrease) in Shares Outstanding	8,347

1   Inception.

At October 31, 2019, Vanguard Managed Payout Fund was the record or beneficial owner of 65% of the fund’s net assets.

G.          Management has determined that no material events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of net assets and consolidated statement of assets and liabilities of Vanguard Commodity Strategy Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2019, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period June 25, 2019 (inception) through October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period June 25, 2019 (inception) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Trustees Approve Advisory Arrangement

Effective February 2019, the board of Vanguard Trustees’ Equity Fund approved the launch of Vanguard Commodity Strategy Fund, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity and Fixed Income Groups, provides investment advisory services to the fund. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. Both the Quantitative Equity Group and the Fixed Income Group adhere to sound, disciplined investment management processes; each group’s management team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that both the Quantitative Equity Group and the Fixed Income Group, in their management of other Vanguard funds, have a track record of consistent performance and disciplined investment processes.

Cost

The board concluded that the fund’s expense ratio will be well below the average expense ratio charged by funds in its peer group.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q5170 122019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2019: $164,000
Fiscal Year Ended October 31, 2018: $150,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2019: $9,568,215
Fiscal Year Ended October 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2019: $3,012,031
Fiscal Year Ended October 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended October 31, 2019: $0
Fiscal Year Ended October 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2019

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.